REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contract Owners of Separate Account A of Union Security Life Insurance Company of New York and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities for each of the Sub-Accounts listed below comprising Separate Account A of Union Security Life Insurance Company of New York (the “Account”), as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes.

American Century VP Balanced Fund	Hartford SmallCap Growth HLS Fund
American Century VP Capital Appreciation Fund	Hartford Stock HLS Fund
AB VPS Sustainable International Thematic Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
(Formerly AB VPS International Growth Portfolio)	Invesco V.I. Health Care Fund
Invesco V.I. Core Equity Fund	Invesco V.I. Technology Fund
Invesco V.I. Government Money Market Fund	MFS® High Yield Portfolio
AB VPS Large Cap Growth Portfolio	MFS® Income Portfolio
Federated Hermes Fund for U.S. Government Securities II	Neuberger Berman AMT Short Duration Bond Portfolio
Hartford Balanced HLS Fund	Pioneer Fund VCT Portfolio
Hartford Total Return Bond HLS Fund	Pioneer Select Mid Cap Growth VCT Portfolio
Hartford Capital Appreciation HLS Fund	VanEck VIP Global Resources Fund
Hartford Dividend and Growth HLS Fund	Allspring VT Discovery Fund
Hartford Disciplined Equity HLS Fund	Voya Global High Dividend Low Volatility Portfolio
Hartford International Opportunities HLS Fund	NVIT Emerging Markets Fund
Hartford Ultrashort Bond HLS Fund

We have also audited the accompanying statements of assets and liabilities of Federated Hermes Managed Volatility Fund II, Hartford MidCap HLS Fund, MFS® Growth Series, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Sustainable Equity Portfolio, and Invesco V.I. Government Securities Fund, and the related statements of operations, statements of changes in net assets, and financial highlights for the periods indicated in the table below, and the related notes. We have also audited the accompanying statement of operations, statement of changes in net assets, and financial highlights of Invesco V.I. High Yield Fund for the periods indicated in the table below, and the related notes.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
Federated Hermes Managed Volatility Fund II	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Four years in the period ended December 31, 2022 and the period from August 17, 2018 to December 31, 2018
Hartford MidCap HLS Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Two years in the period ended December 31, 2022 and the period from September 18, 2020 to December 31, 2020
MFS® Growth Series	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Two years in the period ended December 31, 2022 and the period from October 7, 2020 to December 31, 2020
BlackRock S&P 500 Index V.I. Fund	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Four years in the period ended December 31, 2022 and the period from April 20, 2018 to December 31, 2018

Neuberger Berman AMT Sustainable Equity Portfolio	December 31, 2022	Year ended December 31, 2022	Two years in the period ended December 31, 2022	Three years in the period ended December 31, 2022 and the period from April 30, 2019 to December 31, 2019
Invesco V.I. Government Securities Fund	December 31, 2022	For the period from June 28, 2022 through December 31, 2022	For the period from June 28, 2022 through December 31, 2022	For the period from June 28, 2022 through December 31, 2022
Invesco V.I. High Yield Fund	Not Applicable	For the period from May 4, 2022 through May 9, 2022	For the period from May 4, 2022 through May 9, 2022	For the period from May 4, 2022 through May 9, 2022

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts listed above comprising Separate Account A of Union Security Life Insurance Company of New York as of December 31, 2022 (or as noted in the table above), and the results of their operations for the year then ended (or for the period listed in the table above), the changes in their net assets for each of the two years in the period then ended (or for the period listed in the table above), and the financial highlights for each of the five years in the period then ended (or for the period listed in the table above), in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Hartford, Connecticut

April 17, 2023

We have served as the auditor of the Sub-Accounts that comprise Separate Account A of Union Security Life Insurance Company of New York since 2002.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities
December 31, 2022

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	19,995	—	—	—	47,179	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	63,296	30,439	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	216,929
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	9,672	7,343	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	49,829	12,312	2,478	—	—	—	—
Total investments	63,296	30,439	19,995	49,829	12,312	2,478	47,179	9,672	7,343	216,929
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	2	1	—	1	1	—	—	—	—	16
Other assets	—	—	—	—	—	—	—	1	—	—
Total assets	63,298	30,440	19,995	49,830	12,313	2,478	47,179	9,673	7,343	216,945

Liabilities:
Due to Sponsor Company	2	1	—	1	1	—	—	—	—	16
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	—	—	—	1	—	—	—	—
Total liabilities	2	1	—	1	1	1	—	—	—	16

Net assets:
For contract liabilities	$63,296	$30,439	$19,995	$49,829	$12,312	$2,477	$47,179	$9,673	$7,343	$216,929

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	19,995	—	—	—	47,179	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	63,296	30,439	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	216,929
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	9,673	7,343	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	49,829	12,312	2,477	—	—	—	—
Total contract liabilities	$63,296	$30,439	$19,995	$49,829	$12,312	$2,477	$47,179	$9,673	$7,343	$216,929

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	1,215	—	—	—	801	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	9,447	2,580	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	8,258
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	1,051	868	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	2,030	1,221	2,478	—	—	—	—
Total shares	9,447	2,580	1,215	2,030	1,221	2,478	801	1,051	868	8,258

Cost	$65,304	$36,450	$27,559	$56,707	$12,044	$2,478	$44,458	$11,755	$8,848	$210,292

Deferred contracts in the accumulation period:
Units owned by participants #	1,425	504	1,740	1,091	1,358	266	486	474	224	24,348
Minimum unit fair value #*	$44.426165	$60.386447	$11.489717	$45.686282	$9.067193	$9.316454	$97.075303	$20.414032	$32.735088	$8.896312
Maximum unit fair value #*	$44.426165	$60.386447	$11.489717	$45.686282	$9.067193	$9.316454	$97.075303	$20.414032	$32.735088	$8.896312
Contract liability	$63,296	$30,439	$19,995	$49,829	$12,312	$2,477	$47,179	$9,673	$7,343	$216,603

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	—	—	—	—	37
Minimum unit fair value #*	$—	$—	$—	$—	$—	$—	$—	$—	$—	$8.896312
Maximum unit fair value #*	$—	$—	$—	$—	$—	$—	$—	$—	$—	$8.896312
Contract liability	$—	$—	$—	$—	$—	$—	$—	$—	$—	$326

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities (continued)
December 31, 2022

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	4,116
class IA	180,391	59,078	288,421	1,907,778	149,806	189,873	76,191	229,365	4,103	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total investments	180,391	59,078	288,421	1,907,778	149,806	189,873	76,191	229,365	4,103	4,116
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	13	4	21	141	11	14	5	17	—	—
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	180,404	59,082	288,442	1,907,919	149,817	189,887	76,196	229,382	4,103	4,116

Liabilities:
Due to Sponsor Company	13	4	21	141	11	14	5	17	—	—
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	—	—	—	1	—	—	—
Total liabilities	13	4	22	141	11	14	6	17	—	—

Net assets:
For contract liabilities	$180,391	$59,078	$288,420	$1,907,778	$149,806	$189,873	$76,190	$229,365	$4,103	$4,116

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	4,116
class IA	180,391	59,078	288,420	1,907,778	149,806	189,873	76,190	229,365	4,103	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$180,391	$59,078	$288,420	$1,907,778	$149,806	$189,873	$76,190	$229,365	$4,103	$4,116

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	343
class IA	19,460	1,501	13,086	120,898	10,927	7,394	7,650	10,565	43	—
class INIT	—	—	—	—	—	—	—	—	—	—
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
Total shares	19,460	1,501	13,086	120,898	10,927	7,394	7,650	10,565	43	343

Cost	$222,606	$69,686	$272,101	$1,856,891	$124,133	$255,487	$77,058	$246,566	$2,642	$5,742

Deferred contracts in the accumulation period:
Units owned by participants #	50,199	10,609	58,796	22,940	44,451	19,505	43,855	2,921	849	179
Minimum unit fair value #*	$3.574535	$5.568410	$4.896743	$83.021418	$3.370141	$9.707149	$1.651456	$78.532955	$4.833898	$22.999309
Maximum unit fair value #*	$3.574535	$5.568410	$4.896743	$83.021418	$3.370141	$9.707149	$10.275332	$78.532955	$4.833898	$22.999309
Contract liability	$179,439	$59,078	$287,907	$1,904,510	$149,806	$189,344	$76,190	$229,365	$4,103	$4,116

Contracts in payout (annuitization) period:
Units owned by participants #	266	—	105	39	—	55	—	—	—	—
Minimum unit fair value #*	$3.574535	$—	$4.896743	$83.021418	$—	$9.707149	$—	$—	$—	$—
Maximum unit fair value #*	$3.574535	$—	$4.896743	$83.021418	$—	$9.707149	$—	$—	$—	$—
Contract liability	$952	$—	$513	$3,268	$—	$529	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities (continued)
December 31, 2022

	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Resources Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	740,167	13,296	32,640	47,244	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	1,405	7,132	10,273	—	—	—	—	40,536
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	119,326	28,702	—	—	—	—	—	—	—	—
Total investments	119,326	28,702	1,405	7,132	10,273	740,167	13,296	32,640	47,244	40,536
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	3	1	—	—	—	47	—	—	1	1
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	119,329	28,703	1,405	7,132	10,273	740,214	13,296	32,640	47,245	40,537

Liabilities:
Due to Sponsor Company	3	1	—	—	—	47	—	—	1	1
Payable for fund shares purchased	—	—	—	—	—	—	—	—	—	—
Other liabilities	—	—	1	—	1	—	—	—	—	—
Total liabilities	3	1	1	—	1	47	—	—	1	1

Net assets:
For contract liabilities	$119,326	$28,702	$1,404	$7,132	$10,272	$740,167	$13,296	$32,640	$47,244	$40,536

Contract Liabilities:
class 2	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	740,167	13,296	32,640	47,244	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	1,404	7,132	10,272	—	—	—	—	40,536
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	119,326	28,702	—	—	—	—	—	—	—	—
Total contract liabilities	$119,326	$28,702	$1,404	$7,132	$10,272	$740,167	$13,296	$32,640	$47,244	$40,536

Shares:
class 2	—	—	—	—	—	—	—	—	—	—
class A	—	—	—	—	—	—	—	—	—	—
class D	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	29,991	1,394	2,501	2,548	—
class IA	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	29	1,511	1,271	—	—	—	—	1,428
class PRIM	—	—	—	—	—	—	—	—	—	—
class S	—	—	—	—	—	—	—	—	—	—
class S1	4,745	2,280	—	—	—	—	—	—	—	—
Total shares	4,745	2,280	29	1,511	1,271	29,991	1,394	2,501	2,548	1,428

Cost	$119,442	$42,518	$1,997	$8,802	$12,579	$721,817	$14,676	$39,666	$64,962	$40,253

Deferred contracts in the accumulation period:
Units owned by participants #	1,679	699	16	544	858	53,148	823	803	766	1,181
Minimum unit fair value #*	$71.051928	$41.058822	$86.087242	$13.116380	$11.972731	$13.791326	$16.152487	$40.672871	$61.680917	$34.331651
Maximum unit fair value #*	$71.051928	$41.058822	$86.087242	$13.116380	$11.972731	$14.414790	$16.152487	$40.672871	$61.680917	$34.331651
Contract liability	$119,326	$28,702	$1,404	$7,132	$10,272	$739,784	$13,296	$32,640	$47,244	$40,536

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	—	28	—	—	—	—
Minimum unit fair value #*	$—	$—	$—	$—	$—	$13.791326	$—	$—	$—	$—
Maximum unit fair value #*	$—	$—	$—	$—	$—	$13.791326	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—	$—	$383	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Assets and Liabilities (concluded)
December 31, 2022

	Allspring VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 2	$36,522	$—	$—	$—
class A	—	—	—	—
class D	—	—	7,138	—
class I	—	—	—	66,076
class IA	—	—	—	—
class INIT	—	—	—	—
class PRIM	—	—	—	—
class S	—	66,262	—	—
class S1	—	—	—	—
Total investments	36,522	66,262	7,138	66,076
Due from Sponsor Company	—	—	—	—
Receivable for fund shares sold	1	2	—	2
Other assets	—	—	—	—
Total assets	36,523	66,264	7,138	66,078

Liabilities:
Due to Sponsor Company	1	2	—	2
Payable for fund shares purchased	—	—	—	—
Other liabilities	—	—	—	—
Total liabilities	1	2	—	2

Net assets:
For contract liabilities	$36,522	$66,262	$7,138	$66,076

Contract Liabilities:
class 2	$36,522	$—	$—	$—
class A	—	—	—	—
class D	—	—	7,138	—
class I	—	—	—	66,076
class IA	—	—	—	—
class INIT	—	—	—	—
class PRIM	—	—	—	—
class S	—	66,262	—	—
class S1	—	—	—	—
Total contract liabilities	$36,522	$66,262	$7,138	$66,076

Shares:
class 2	2,145	—	—	—
class A	—	—	—	—
class D	—	—	707	—
class I	—	—	—	2,466
class IA	—	—	—	—
class INIT	—	—	—	—
class PRIM	—	—	—	—
class S	—	5,997	—	—
class S1	—	—	—	—
Total shares	2,145	5,997	707	2,466

Cost	$52,123	$60,749	$7,215	$69,089

Deferred contracts in the accumulation period:
Units owned by participants #	451	4,506	673	4,930
Minimum unit fair value #*	$80.955166	$14.705024	$10.601428	$13.402083
Maximum unit fair value #*	$80.955166	$14.705024	$10.601428	$13.402083
Contract liability	$36,522	$66,262	$7,138	$66,076

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—
Minimum unit fair value #*	$—	$—	$—	$—
Maximum unit fair value #*	$—	$—	$—	$—
Contract liability	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(2) Funded as of June 28, 2022.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations
For the Periods Ended December 31, 2022

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Managed Volatility Fund II
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)(4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$810	$—	$—	$496	$—	$—	$36	$—	$188	$141

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(300)	(146)	(96)	(240)	(331)	(4)	(33)	(333)	(46)	(34)
Total expenses	(300)	(146)	(96)	(240)	(331)	(4)	(33)	(333)	(46)	(34)
Net investment income (loss)	510	(146)	(96)	256	(331)	(4)	3	(333)	142	107

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	18	(13)	(19)	17	(10,175)	(398)	—	11,096	(13)	(4)
Net realized gain distributions	10,324	4,579	3,473	8,431	—	—	—	6,158	—	1,771
Change in unrealized appreciation (depreciation) during the period	(24,410)	(16,513)	(11,110)	(21,874)	269	—	—	(55,195)	(1,570)	(3,084)
Net gain (loss) on investments	(14,068)	(11,947)	(7,656)	(13,426)	(9,906)	(398)	—	(37,941)	(1,583)	(1,317)
Net increase (decrease) in net assets resulting from operations	$(13,558)	$(12,093)	$(7,752)	$(13,170)	$(10,237)	$(402)	$3	$(38,274)	$(1,441)	$(1,210)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$4,185	$5,755	$582	$5,123	$20,902	$2,539	$1,884	$174	$—	$68

Expenses:
Administrative charges	(231)	(197)	—	—	(2,120)	—	—	(76)	(252)	—
Mortality and expense risk charges	(2,890)	(2,457)	(827)	(4,146)	(26,498)	(2,160)	(2,975)	(970)	(3,151)	(55)
Total expenses	(3,121)	(2,654)	(827)	(4,146)	(28,618)	(2,160)	(2,975)	(1,046)	(3,403)	(55)
Net investment income (loss)	1,064	3,101	(245)	977	(7,716)	379	(1,091)	(872)	(3,403)	13

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	883	(3,173)	(43)	3,062	52,428	10,834	(6,011)	(163)	722	28
Net realized gain distributions	29,244	2,303	8,110	31,800	114,062	26,659	30,619	—	42,128	403
Change in unrealized appreciation (depreciation) during the period	(69,497)	(36,494)	(19,442)	(70,006)	(670,616)	(75,791)	(97,008)	(228)	(136,651)	(722)
Net gain (loss) on investments	(39,370)	(37,364)	(11,375)	(35,144)	(504,126)	(38,298)	(72,400)	(391)	(93,801)	(291)
Net increase (decrease) in net assets resulting from operations	$(38,306)	$(34,263)	$(11,620)	$(34,167)	$(511,842)	$(37,919)	$(73,491)	$(1,263)	$(97,204)	$(278)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations (continued)
For the Periods Ended December 31, 2022

	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$—	$—	$409	$377	$11,814	$520	$213	$—

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(20)	(531)	(305)	(7)	(33)	(48)	(9,383)	(60)	(100)	(235)
Total expenses	(20)	(531)	(305)	(7)	(33)	(48)	(9,383)	(60)	(100)	(235)
Net investment income (loss)	(20)	(531)	(305)	(7)	376	329	2,431	460	113	(235)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(4)	53	9,064	3	(6)	(7)	11,235	(4)	(15)	(45)
Net realized gain distributions	1,215	16,456	13,262	182	—	106	36,228	—	5,601	10,150
Change in unrealized appreciation (depreciation) during the period	(2,655)	(34,936)	(74,848)	(833)	(1,244)	(2,112)	(226,466)	(1,246)	(7,343)	(31,479)
Net gain (loss) on investments	(1,444)	(18,427)	(52,522)	(648)	(1,250)	(2,013)	(179,003)	(1,250)	(1,757)	(21,374)
Net increase (decrease) in net assets resulting from operations	$(1,464)	$(18,958)	$(52,827)	$(655)	$(874)	$(1,684)	$(176,572)	$(790)	$(1,644)	$(21,609)

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Operations (concluded)
For the Periods Ended December 31, 2022

	VanEck VIP Global Resources Fund	Allspring VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$680	$—	$1,637	$13	$310

Expenses:
Administrative charges	—	—	—	—	—
Mortality and expense risk charges	(131)	(185)	(294)	(35)	(257)
Total expenses	(131)	(185)	(294)	(35)	(257)
Net investment income (loss)	549	(185)	1,343	(22)	53

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	3	(15)	28	2	20
Net realized gain distributions	—	14,068	2,158	—	6,575
Change in unrealized appreciation (depreciation) during the period	243	(36,378)	(7,417)	(2,405)	(15,359)
Net gain (loss) on investments	246	(22,325)	(5,231)	(2,403)	(8,764)
Net increase (decrease) in net assets resulting from operations	$795	$(22,510)	$(3,888)	$(2,425)	$(8,711)

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(2) Funded as of June 28, 2022.
(3) Funded as of May 4, 2022.
(4) Not funded as of December 31, 2022.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets
For the Periods Ended December 31, 2022

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Managed Volatility Fund II
	Sub-Account	Sub-Account	Sub-Account (1)	Sub-Account	Sub-Account (2)	Sub-Account (3)(4)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$510	$(146)	$(96)	$256	$(331)	$(4)	$3	$(333)	$142	$107
Net realized gain (loss) on security transactions	18	(13)	(19)	17	(10,175)	(398)	—	11,096	(13)	(4)
Net realized gain distributions	10,324	4,579	3,473	8,431	—	—	—	6,158	—	1,771
Change in unrealized appreciation (depreciation) during the period	(24,410)	(16,513)	(11,110)	(21,874)	269	—	—	(55,195)	(1,570)	(3,084)
Net increase (decrease) in net assets resulting from operations	(13,558)	(12,093)	(7,752)	(13,170)	(10,237)	(402)	3	(38,274)	(1,441)	(1,210)

Unit transactions:
Purchases	—	—	—	—	—	—	—	—	—	—
Net transfers	—	—	—	—	148,089	401	—	(52,603)	—	—
Surrenders for benefit payments and fees	(18)	(5)	—	—	(15,465)	1	(31)	(37)	(26)	(2)
Other transactions	—	—	—	—	—	—	—	1	—	—
Death benefits	—	—	—	—	(110,075)	—	—	—	—	—
Net annuity transactions	—	—	—	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(18)	(5)	—	—	22,549	402	(31)	(52,639)	(26)	(2)
Net increase (decrease) in net assets	(13,576)	(12,098)	(7,752)	(13,170)	12,312	—	(28)	(90,913)	(1,467)	(1,212)

Net assets:
Beginning of period	76,872	42,537	27,747	62,999	—	—	2,505	138,092	11,140	8,555
End of period	$63,296	$30,439	$19,995	$49,829	$12,312	$—	$2,477	$47,179	$9,673	$7,343

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,064	$3,101	$(245)	$977	$(7,716)	$379	$(1,091)	$(872)	$(3,403)	$13
Net realized gain (loss) on security transactions	883	(3,173)	(43)	3,062	52,428	10,834	(6,011)	(163)	722	28
Net realized gain distributions	29,244	2,303	8,110	31,800	114,062	26,659	30,619	—	42,128	403
Change in unrealized appreciation (depreciation) during the period	(69,497)	(36,494)	(19,442)	(70,006)	(670,616)	(75,791)	(97,008)	(228)	(136,651)	(722)
Net increase (decrease) in net assets resulting from operations	(38,306)	(34,263)	(11,620)	(34,167)	(511,842)	(37,919)	(73,491)	(1,263)	(97,204)	(278)

Unit transactions:
Purchases	150	—	—	—	4,740	1,560	—	—	—	—
Net transfers	(697)	29,602	—	(4,356)	(28,347)	535	2,625	(1,188)	1,248	—
Surrenders for benefit payments and fees	(5,864)	(12,981)	1	(5,736)	(90,071)	(3,544)	(35,400)	(5,904)	(3,634)	(3)
Other transactions	—	(3)	—	7	4	1	2	1	—	(3)
Death benefits	—	(1,393)	—	(1,401)	(3,745)	(680)	(513)	(1,558)	(763)	—
Net annuity transactions	(72)	(1,150)	—	(4,325)	(158,346)	(19,970)	(122)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(6,483)	14,075	1	(15,811)	(275,765)	(22,098)	(33,408)	(8,649)	(3,149)	(6)
Net increase (decrease) in net assets	(44,789)	(20,188)	(11,619)	(49,978)	(787,607)	(60,017)	(106,899)	(9,912)	(100,353)	(284)

Net assets:
Beginning of period	261,718	200,579	70,697	338,398	2,695,385	209,823	296,772	86,102	329,718	4,387
End of period	$216,929	$180,391	$59,078	$288,420	$1,907,778	$149,806	$189,873	$76,190	$229,365	$4,103

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2022

	VY® JPMorgan Emerging Markets Equity Portfolio	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(20)	$(531)	$(305)	$(7)	$376	$329	$2,431	$460	$113	$(235)
Net realized gain (loss) on security transactions	(4)	53	9,064	3	(6)	(7)	11,235	(4)	(15)	(45)
Net realized gain distributions	1,215	16,456	13,262	182	—	106	36,228	—	5,601	10,150
Change in unrealized appreciation (depreciation) during the period	(2,655)	(34,936)	(74,848)	(833)	(1,244)	(2,112)	(226,466)	(1,246)	(7,343)	(31,479)
Net increase (decrease) in net assets resulting from operations	(1,464)	(18,958)	(52,827)	(655)	(874)	(1,684)	(176,572)	(790)	(1,644)	(21,609)

Unit transactions:
Purchases	—	—	—	—	—	—	1,650	—	—	—
Net transfers	—	—	(75,897)	—	—	—	32,703	—	32,125	—
Surrenders for benefit payments and fees	(3)	(27)	(24)	(5)	—	(1)	(18,243)	—	(6)	(46)
Other transactions	—	—	—	(4)	—	—	1	—	—	—
Death benefits	—	—	—	—	—	—	(257)	—	—	—
Net annuity transactions	—	—	—	—	—	—	(41,275)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(3)	(27)	(75,921)	(9)	—	(1)	(25,421)	—	32,119	(46)
Net increase (decrease) in net assets	(1,467)	(18,985)	(128,748)	(664)	(874)	(1,685)	(201,993)	(790)	30,475	(21,655)

Net assets:
Beginning of period	5,583	138,311	157,450	2,068	8,006	11,957	942,160	14,086	2,165	68,899
End of period	$4,116	$119,326	$28,702	$1,404	$7,132	$10,272	$740,167	$13,296	$32,640	$47,244

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2022

	VanEck VIP Global Resources Fund	Allspring VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$549	$(185)	$1,343	$(22)	$53
Net realized gain (loss) on security transactions	3	(15)	28	2	20
Net realized gain distributions	—	14,068	2,158	—	6,575
Change in unrealized appreciation (depreciation) during the period	243	(36,378)	(7,417)	(2,405)	(15,359)
Net increase (decrease) in net assets resulting from operations	795	(22,510)	(3,888)	(2,425)	(8,711)

Unit transactions:
Purchases	—	—	—	—	—
Net transfers	32,125	—	—	—	32,125
Surrenders for benefit payments and fees	(18)	(10)	(15)	(10)	(23)
Other transactions	—	—	—	—	—
Death benefits	—	—	—	—	—
Net annuity transactions	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	32,107	(10)	(15)	(10)	32,102
Net increase (decrease) in net assets	32,902	(22,520)	(3,903)	(2,435)	23,391

Net assets:
Beginning of period	7,634	59,042	70,165	9,573	42,685
End of period	$40,536	$36,522	$66,262	$7,138	$66,076

The accompanying notes are an integral part of these financial statements.

(1) Formerly AB VPS International Growth Portfolio. Change effective May 2, 2022.
(2) Funded as of June 28, 2022.
(3) Funded as of May 4, 2022.
(4) Not funded as of December 31, 2022.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets
For the Periods Ended December 31, 2021

	American Century VP Balanced Fund	American Century VP Capital Appreciation Fund	AB VPS Sustainable International Thematic Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Money Market Fund	AB VPS Large Cap Growth Portfolio	Federated Hermes Fund for U.S. Government Securities II	Federated Hermes Managed Volatility Fund II	Hartford Balanced HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$179	$(186)	$(121)	$110	$(33)	$(586)	$177	$103	$(844)
Net realized gain (loss) on security transactions	4,556	49	19	2,075	—	4,453	(4)	6	4,634
Net realized gain distributions	3,253	4,811	2,533	1,316	—	9,116	—	—	13,210
Change in unrealized appreciation (depreciation) during the period	2,581	(577)	(432)	10,928	—	19,130	(458)	1,195	24,306
Net increase (decrease) in net assets resulting from operations	10,569	4,097	1,999	14,429	(33)	32,113	(285)	1,304	41,306

Unit transactions:
Purchases	51,144	—	—	52,369	—	—	—	—	150
Net transfers	—	—	—	—	—	—	—	—	234
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(2,875)	(5)	(2)	(2,931)	(30)	(12,044)	(29)	(2)	(4,350)
Other transactions	—	—	—	—	(1)	—	—	—	—
Death benefits	(65,840)	—	—	(67,418)	—	—	—	—	(7,001)
Net annuity transactions	—	—	—	—	—	—	—	—	(82)
Net increase (decrease) in net assets resulting from unit transactions	(17,571)	(5)	(2)	(17,980)	(31)	(12,044)	(29)	(2)	(11,049)
Net increase (decrease) in net assets	(7,002)	4,092	1,997	(3,551)	(64)	20,069	(314)	1,302	30,257

Net assets:
Beginning of period	83,874	38,445	25,750	66,550	2,569	118,023	11,454	7,253	231,461
End of period	$76,872	$42,537	$27,747	$62,999	$2,505	$138,092	$11,140	$8,555	$261,718

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	VY® JPMorgan Emerging Markets Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,961	$(589)	$(49)	$(19,706)	$(687)	$(4,023)	$(550)	$(4,497)	$(4)	$(28)
Net realized gain (loss) on security transactions	2,847	398	2,944	61,144	5,539	6,981	95	4,729	163	9
Net realized gain distributions	4,876	5,995	15,222	106,676	—	47,317	—	26,404	153	445
Change in unrealized appreciation (depreciation) during the period	(15,321)	2,399	61,275	392,047	7,900	(26,103)	(814)	(18,055)	573	(1,065)
Net increase (decrease) in net assets resulting from operations	(5,637)	8,203	79,392	540,161	12,752	24,172	(1,269)	8,581	885	(639)

Unit transactions:
Purchases	—	—	—	240	60	—	—	—	—	—
Net transfers	9,518	(3,115)	(3,725)	(11,105)	2,525	(2,063)	2,213	4,098	(257)	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(54,105)	—	(1,946)	(156,234)	(2,245)	(16,373)	(2,010)	(4,510)	(5)	(2)
Other transactions	(44)	(1)	27	(65)	(103)	(63)	(9)	—	(6)	—
Death benefits	(75,198)	—	3,049	(39,228)	(94)	(6,114)	(36,913)	(1,876)	—	—
Net annuity transactions	(330)	—	(668)	(42,535)	(2,909)	(160)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(120,159)	(3,116)	(3,263)	(248,927)	(2,766)	(24,773)	(36,719)	(2,288)	(268)	(2)
Net increase (decrease) in net assets	(125,796)	5,087	76,129	291,234	9,986	(601)	(37,988)	6,293	617	(641)

Net assets:
Beginning of period	326,375	65,610	262,269	2,404,151	199,837	297,373	124,090	323,425	3,770	6,224
End of period	$200,579	$70,697	$338,398	$2,695,385	$209,823	$296,772	$86,102	$329,718	$4,387	$5,583

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2021

	Invesco V.I. Health Care Fund	Invesco V.I. Technology Fund	MFS® Growth Series	MFS® High Yield Portfolio	MFS® Income Portfolio	BlackRock S&P 500 Index V.I. Fund	Neuberger Berman AMT Short Duration Bond Portfolio	Pioneer Fund VCT Portfolio	Pioneer Select Mid Cap Growth VCT Portfolio	VanEck VIP Global Resources Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(343)	$(738)	$(8)	$355	$317	$859	$304	$(3)	$(309)	$(1)
Net realized gain (loss) on security transactions	7,785	8,452	5	(2)	2	23,073	—	1	92	(2)
Net realized gain distributions	14,084	14,379	259	—	482	63,163	—	152	9,473	—
Change in unrealized appreciation (depreciation) during the period	(7,982)	(1,507)	134	(119)	(799)	118,659	(264)	316	(4,396)	1,190
Net increase (decrease) in net assets resulting from operations	13,544	20,586	390	234	2	205,754	40	466	4,860	1,187

Unit transactions:
Purchases	87,975	—	—	—	—	150	—	—	—	—
Net transfers	—	—	—	—	—	(4,516)	—	—	—	—
Net interfund transfers due to corporate actions	—	—	—	—	—	—	—	—	—	—
Surrenders for benefit payments and fees	(4,940)	(18,020)	(3)	1	(2)	(69,682)	1	(9)	(41)	(13)
Other transactions	—	—	(4)	—	—	(25)	(1)	—	—	1
Death benefits	(113,254)	—	—	—	—	(26,115)	—	—	—	—
Net annuity transactions	—	—	—	—	—	(5,429)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(30,219)	(18,020)	(7)	1	(2)	(105,617)	—	(9)	(41)	(12)
Net increase (decrease) in net assets	(16,675)	2,566	383	235	—	100,137	40	457	4,819	1,175

Net assets:
Beginning of period	154,986	154,884	1,685	7,771	11,957	842,023	14,046	1,708	64,080	6,459
End of period	$138,311	$157,450	$2,068	$8,006	$11,957	$942,160	$14,086	$2,165	$68,899	$7,634

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2021

	Allspring VT Discovery Fund	Voya Global High Dividend Low Volatility Portfolio	NVIT Emerging Markets Fund	Neuberger Berman AMT Sustainable Equity Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(280)	$1,195	$53	$(26)
Net realized gain (loss) on security transactions	126	1,444	18	45
Net realized gain distributions	4,624	—	—	768
Change in unrealized appreciation (depreciation) during the period	(7,885)	9,750	(904)	7,174
Net increase (decrease) in net assets resulting from operations	(3,415)	12,389	(833)	7,961

Unit transactions:
Purchases	—	50,508	—	—
Net transfers	—	—	—	—
Net interfund transfers due to corporate actions	—	—	—	—
Surrenders for benefit payments and fees	(17)	(2,836)	(9)	(14)
Other transactions	—	—	—	—
Death benefits	—	(65,021)	—	—
Net annuity transactions	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(17)	(17,349)	(9)	(14)
Net increase (decrease) in net assets	(3,432)	(4,960)	(842)	7,947

Net assets:
Beginning of period	62,474	75,125	10,415	34,738
End of period	$59,042	$70,165	$9,573	$42,685

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT A
Union Security Life Insurance Company of New York
Notes to Financial Statements
December 31, 2022

1. Organization:

Separate Account A (the “Account”) is a separate investment account established by Union Security Life Insurance Company of New York (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of New York and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.

The Account is comprised of the following Sub-Accounts:

American Century VP Balanced Fund, American Century VP Capital Appreciation Fund, AB VPS Sustainable International Thematic Portfolio (Formerly AB VPS International Growth Portfolio), Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund^, Invesco V.I. Government Money Market Fund, AB VPS Large Cap Growth Portfolio, Federated Hermes Fund for U.S. Government Securities II, Federated Hermes Managed Volatility Fund II, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, VY® JPMorgan Emerging Markets Equity Portfolio, Invesco V.I. Health Care Fund, Invesco V.I. Technology Fund, MFS® Growth Series, MFS® High Yield Portfolio, MFS® Income Portfolio, BlackRock S&P 500 Index V.I. Fund, Neuberger Berman AMT Short Duration Bond Portfolio, Pioneer Fund VCT Portfolio, Pioneer Select Mid Cap Growth VCT Portfolio, VanEck VIP Global Resources Fund, Allspring VT Discovery Fund, Voya Global High Dividend Low Volatility Portfolio, NVIT Emerging Markets Fund, Neuberger Berman AMT Sustainable Equity Portfolio.

^ This Sub-Account was not funded as of December 31, 2022, and as a result, is not presented in the statements of assets and liabilities.

The Sub-Accounts are invested in mutual funds (the “Funds”) of the same name. Each Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the statements of changes in net assets.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2022 closing net asset value as determined by the appropriate Fund Manager.

For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2022, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2022 and 2021.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2018 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2022.
h) Novel Coronavirus - The outbreak and spread of the novel coronavirus ("COVID-19") has caused disruption to the worldwide economy and impacted companies across all industries. The COVID-19 pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the funds in which the Sub-Accounts invest. The fair value of these funds is dependent on financial market conditions and other factors relating to the COVID-19 pandemic, including the development of new variants and surges, and other emerging viruses. Management will continue to monitor developments, and their impact on the Account.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.25% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.10% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee in the amount of $30 may be charged. These expenses are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2022 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
American Century VP Balanced Fund	$11,134	$317
American Century VP Capital Appreciation Fund	$4,578	$150
AB VPS Sustainable International Thematic Portfolio+	$3,474	$97
Invesco V.I. Core Equity Fund	$8,928	$240
Invesco V.I. Government Securities Fund	$290,862	$268,643
Invesco V.I. High Yield Fund+	$19,254	$18,856
Invesco V.I. Government Money Market Fund	$35	$63
AB VPS Large Cap Growth Portfolio	$6,159	$52,973
Federated Hermes Fund for U.S. Government Securities II	$187	$72
Federated Hermes Managed Volatility Fund II	$1,912	$36
Hartford Balanced HLS Fund	$33,596	$9,771
Hartford Total Return Bond HLS Fund	$39,932	$20,452
Hartford Capital Appreciation HLS Fund	$8,692	$827
Hartford Dividend and Growth HLS Fund	$37,581	$20,615
Hartford Disciplined Equity HLS Fund	$143,832	$313,251
Hartford International Opportunities HLS Fund	$32,167	$27,227
Hartford MidCap HLS Fund	$35,240	$39,120
Hartford Ultrashort Bond HLS Fund	$211	$9,730
Hartford SmallCap Growth HLS Fund	$43,502	$7,927
Hartford Stock HLS Fund	$472	$62
VY® JPMorgan Emerging Markets Equity Portfolio	$1,215	$22
Invesco V.I. Health Care Fund	$16,455	$557
Invesco V.I. Technology Fund	$13,261	$76,226
MFS® Growth Series	$183	$15
MFS® High Yield Portfolio	$409	$33
MFS® Income Portfolio	$481	$48
BlackRock S&P 500 Index V.I. Fund	$82,583	$69,345
Neuberger Berman AMT Short Duration Bond Portfolio	$519	$60
Pioneer Fund VCT Portfolio	$37,939	$105
Pioneer Select Mid Cap Growth VCT Portfolio	$10,150	$281
VanEck VIP Global Resources Fund	$32,806	$148
Allspring VT Discovery Fund	$14,069	$195
Voya Global High Dividend Low Volatility Portfolio	$3,796	$309
NVIT Emerging Markets Fund	$13	$44
Neuberger Berman AMT Sustainable Equity Portfolio	$39,009	$278

+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:

The changes in units outstanding for the period ended December 31, 2022 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase(Decrease)
American Century VP Balanced Fund		—	—
American Century VP Capital Appreciation Fund		—	—
AB VPS Sustainable International Thematic Portfolio+		—	—
Invesco V.I. Core Equity Fund		—	—
Invesco V.I. Government Securities Fund	30,869	29,511	1,358
Invesco V.I. High Yield Fund+	2,022	2,022	—
Invesco V.I. Government Money Market Fund		3	(3)
AB VPS Large Cap Growth Portfolio		526	(526)
Federated Hermes Fund for U.S. Government Securities II		1	(1)
Federated Hermes Managed Volatility Fund II		—	—
Hartford Balanced HLS Fund	32	774	(742)
Hartford Total Return Bond HLS Fund	7,817	4,844	2,973
Hartford Capital Appreciation HLS Fund		—	—
Hartford Dividend and Growth HLS Fund	218	3,405	(3,187)
Hartford Disciplined Equity HLS Fund	137	3,116	(2,979)
Hartford International Opportunities HLS Fund	993	6,820	(5,827)
Hartford MidCap HLS Fund	270	3,542	(3,272)
Hartford Ultrashort Bond HLS Fund	23	5,259	(5,236)
Hartford SmallCap Growth HLS Fund	17	59	(42)
Hartford Stock HLS Fund		—	—
VY® JPMorgan Emerging Markets Equity Portfolio		—	—
Invesco V.I. Health Care Fund		1	(1)
Invesco V.I. Technology Fund		1,593	(1,593)
MFS® Growth Series		—	—
MFS® High Yield Portfolio		—	—
MFS® Income Portfolio		—	—
BlackRock S&P 500 Index V.I. Fund	2,395	4,016	(1,621)
Neuberger Berman AMT Short Duration Bond Portfolio		—	—
Pioneer Fund VCT Portfolio	760	—	760
Pioneer Select Mid Cap Growth VCT Portfolio		1	(1)
VanEck VIP Global Resources Fund	941	—	941
Allspring VT Discovery Fund		—	—
Voya Global High Dividend Low Volatility Portfolio		1	(1)
NVIT Emerging Markets Fund		1	(1)
Neuberger Berman AMT Sustainable Equity Portfolio	2,346	2	2,344

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2021 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase (Decrease)
American Century VP Balanced Fund	—	367	(367)
American Century VP Capital Appreciation Fund	—	—	—
AB VPS International Growth Portfolio	—	—	—
Invesco V.I. Core Equity Fund	—	374	(374)
Invesco V.I. Government Money Market Fund	—	3	(3)
AB VPS Large Cap Growth Portfolio	—	99	(99)
Federated Hermes Fund for U.S. Government Securities II	—	1	(1)
Federated Hermes Managed Volatility Fund II	—	—	—
Hartford Balanced HLS Fund	71	1,176	(1,105)
Hartford Total Return Bond HLS Fund	3,883	31,911	(28,028)
Hartford Capital Appreciation HLS Fund	—	539	(539)
Hartford Dividend and Growth HLS Fund	1,818	2,395	(577)
Hartford Disciplined Equity HLS Fund	83	2,797	(2,714)
Hartford International Opportunities HLS Fund	1,499	2,158	(659)
Hartford MidCap HLS Fund	412	2,388	(1,976)
Hartford Ultrashort Bond HLS Fund	5,455	27,006	(21,551)
Hartford SmallCap Growth HLS Fund	37	57	(20)
Hartford Stock HLS Fund	—	51	(51)
VY® JPMorgan Emerging Markets Equity Portfolio	—	—	—
Invesco V.I. Health Care Fund	—	424	(424)
Invesco V.I. Technology Fund	—	276	(276)
MFS® Growth Series	—	—	—
MFS® High Yield Portfolio	—	—	—
MFS® Income Portfolio	—	—	—
BlackRock S&P 500 Index V.I. Fund	143	7,573	(7,430)
Neuberger Berman AMT Short Duration Bond Portfolio	—	—	—
Pioneer Fund VCT Portfolio	—	—	—
Pioneer Select Mid Cap Growth VCT Portfolio	—	—	—
VanEck VIP Global Resources Fund	—	—	—
Allspring VT Discovery Fund	—	—	—
Voya Global High Dividend Low Volatility Portfolio	—	1,285	(1,285)
NVIT Emerging Markets Fund	—	1	(1)
Neuberger Berman AMT Sustainable Equity Portfolio	—	1	(1)

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2022. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
American Century VP Balanced Fund
2022	1,425	$44.426165	to	$44.426165	$63,296	0.45%	to	0.45%	1.21%	to	1.21%	(17.64)%	to	(17.64)%
2021	1,425	$53.939947	to	$53.939947	$76,872	0.45%	to	0.45%	0.69%	to	0.69%	15.25%	to	15.25%
2020	1,792	$46.802498	to	$46.802498	$83,874	0.45%	to	0.45%	1.16%	to	1.16%	12.02%	to	12.02%
2019	3,647	$41.779788	to	$41.779788	$152,374	0.45%	to	0.45%	1.52%	to	1.52%	19.31%	to	19.31%
2018	4,350	$35.016715	to	$35.016715	$152,332	0.45%	to	0.45%	1.42%	to	1.42%	(4.26)%	to	(4.26)%
American Century VP Capital Appreciation Fund
2022	504	$60.386447	to	$60.386447	$30,439	0.45%	to	0.45%	—%	to	—%	(28.43)%	to	(28.43)%
2021	504	$84.378098	to	$84.378098	$42,537	0.45%	to	0.45%	—%	to	—%	10.66%	to	10.66%
2020	504	$76.252223	to	$76.252223	$38,445	0.45%	to	0.45%	—%	to	—%	41.82%	to	41.82%
2019	505	$53.768143	to	$53.768143	$27,132	0.45%	to	0.45%	—%	to	—%	34.96%	to	34.96%
2018	505	$39.841347	to	$39.841347	$20,108	0.45%	to	0.45%	—%	to	—%	(5.62)%	to	(5.62)%
AB VPS Sustainable International Thematic Portfolio+
2022	1,740	$11.489717	to	$11.489717	$19,995	0.45%	to	0.45%	—%	to	—%	(27.94)%	to	(27.94)%
2021	1,740	$15.944082	to	$15.944082	$27,747	0.45%	to	0.45%	—%	to	—%	7.76%	to	7.76%
2020	1,740	$14.795446	to	$14.795446	$25,750	0.45%	to	0.45%	1.39%	to	1.39%	29.36%	to	29.36%
2019	1,795	$11.437596	to	$11.437596	$20,533	0.45%	to	0.45%	0.58%	to	0.58%	26.95%	to	26.95%
2018	1,796	$9.009225	to	$9.009225	$16,180	0.45%	to	0.45%	0.69%	to	0.69%	(17.78)%	to	(17.78)%
Invesco V.I. Core Equity Fund
2022	1,091	$45.686282	to	$45.686282	$49,829	0.45%	to	0.45%	0.93%	to	0.93%	(20.90)%	to	(20.90)%
2021	1,091	$57.760516	to	$57.760516	$62,999	0.45%	to	0.45%	0.63%	to	0.63%	27.17%	to	27.17%
2020	1,465	$45.421419	to	$45.421419	$66,550	0.45%	to	0.45%	1.37%	to	1.37%	13.34%	to	13.34%
2019	1,676	$40.075446	to	$40.075446	$67,171	0.45%	to	0.45%	0.97%	to	0.97%	28.39%	to	28.39%
2018	1,676	$31.214866	to	$31.214866	$52,322	0.45%	to	0.45%	0.91%	to	0.91%	(9.80)%	to	(9.80)%
Invesco V.I. Government Securities Fund
2022♦	1,358	$9.067193	to	$9.067193	$12,312	1.35%	to	1.35%	—%	to	—%	(9.33)%	to	(9.33)%
Invesco V.I. High Yield Fund+
2022♦	—	$9.224917	to	$9.224917	$—	1.35%	to	1.35%	—%	to	—%	(7.75)%	to	(7.75)%
Invesco V.I. Government Money Market Fund
2022	266	$9.316454	to	$9.316454	$2,477	1.35%	to	1.35%	1.44%	to	1.44%	0.10%	to	0.10%
2021	269	$9.307582	to	$9.307582	$2,505	1.35%	to	1.35%	—%	to	—%	(1.33)%	to	(1.33)%
2020	272	$9.433440	to	$10.100226	$2,569	0.45%	to	1.35%	0.29%	to	0.29%	(1.05)%	to	(0.16)%

2019	6,251	$9.533599	to	$10.116003	$63,079	0.45%	to	1.35%	1.78%	to	1.93%	0.53%	to	1.44%
2018	11,328	$9.483229	to	$9.972408	$112,830	0.45%	to	1.35%	1.52%	to	1.53%	0.19%	to	1.09%
AB VPS Large Cap Growth Portfolio
2022	486	$97.075303	to	$97.075303	$47,179	0.45%	to	0.45%	—%	to	—%	(28.83)%	to	(28.83)%
2021	1,012	$136.399400	to	$136.399400	$138,092	0.45%	to	0.45%	—%	to	—%	28.39%	to	28.39%
2020	1,111	$106.234770	to	$106.234770	$118,023	0.45%	to	0.45%	—%	to	—%	34.88%	to	34.88%
2019	1,098	$78.764595	to	$78.764595	$86,466	0.45%	to	0.45%	—%	to	—%	34.09%	to	34.09%
2018	1,099	$58.739089	to	$58.739089	$64,523	0.45%	to	0.45%	—%	to	—%	2.12%	to	2.12%
Federated Hermes Fund for U.S. Government Securities II
2022	474	$20.414032	to	$20.414032	$9,673	0.45%	to	0.45%	1.84%	to	1.84%	(12.94)%	to	(12.94)%
2021	475	$23.448558	to	$23.448558	$11,140	0.45%	to	0.45%	2.02%	to	2.02%	(2.48)%	to	(2.48)%
2020	476	$24.046053	to	$24.046053	$11,454	0.45%	to	0.45%	2.32%	to	2.32%	4.74%	to	4.74%
2019	1,491	$22.957844	to	$22.957844	$34,234	0.45%	to	0.45%	2.55%	to	2.55%	5.42%	to	5.42%
2018	1,917	$21.776910	to	$21.776910	$41,740	0.45%	to	0.45%	2.40%	to	2.40%	—%	to	—%
Federated Hermes Managed Volatility Fund II
2022	224	$32.735088	to	$32.735088	$7,343	0.45%	to	0.45%	1.86%	to	1.86%	(14.14)%	to	(14.14)%
2021	224	$38.127164	to	$38.127164	$8,555	0.45%	to	0.45%	1.75%	to	1.75%	17.98%	to	17.98%
2020	224	$32.316859	to	$32.316859	$7,253	0.45%	to	0.45%	2.55%	to	2.55%	0.48%	to	0.48%
2019	227	$32.163028	to	$32.163028	$7,291	0.45%	to	0.45%	2.04%	to	2.04%	19.69%	to	19.69%
2018♦	227	$26.872285	to	$26.872285	$6,096	0.45%	to	0.45%	—%	to	—%	(8.90)%	to	(8.90)%
Hartford Balanced HLS Fund
2022	24,385	$8.896312	to	$8.896312	$216,929	1.35%	to	1.35%	1.81%	to	1.81%	(14.59)%	to	(14.59)%
2021	25,127	$10.415654	to	$10.415654	$261,718	1.35%	to	1.35%	1.01%	to	1.01%	18.04%	to	18.04%
2020	26,232	$8.823832	to	$8.823832	$231,461	1.35%	to	1.35%	1.68%	to	1.68%	10.12%	to	10.12%
2019	27,831	$8.012962	to	$8.012962	$223,011	1.35%	to	1.35%	—%	to	—%	21.15%	to	21.15%
2018	32,222	$6.614044	to	$6.614044	$213,115	1.35%	to	1.35%	1.90%	to	1.90%	(6.51)%	to	(6.51)%
Hartford Total Return Bond HLS Fund
2022	50,465	$3.574535	to	$3.574535	$180,391	1.35%	to	1.35%	2.93%	to	2.93%	(15.36)%	to	(15.36)%
2021	47,492	$4.223438	to	$4.223438	$200,579	1.35%	to	1.35%	2.29%	to	2.29%	(2.27)%	to	(2.27)%
2020	75,520	$4.321713	to	$4.321713	$326,375	1.35%	to	1.35%	3.12%	to	3.12%	7.57%	to	7.57%
2019	43,280	$4.017746	to	$4.017746	$173,889	1.35%	to	1.35%	3.92%	to	3.92%	9.17%	to	9.17%
2018	45,599	$3.680340	to	$3.680340	$167,822	1.35%	to	1.35%	3.87%	to	3.87%	(2.14)%	to	(2.14)%
Hartford Capital Appreciation HLS Fund
2022	10,609	$5.568410	to	$5.568410	$59,078	1.35%	to	1.35%	0.95%	to	0.95%	(16.44)%	to	(16.44)%
2021	10,609	$6.663616	to	$6.663616	$70,697	1.35%	to	1.35%	0.48%	to	0.48%	13.22%	to	13.22%
2020	11,148	$5.885406	to	$5.885406	$65,610	1.35%	to	1.35%	1.00%	to	1.00%	20.28%	to	20.28%
2019	11,150	$4.893069	to	$4.893069	$54,557	1.35%	to	1.35%	1.22%	to	1.22%	29.52%	to	29.52%
2018	11,152	$3.777819	to	$3.777819	$42,131	1.35%	to	1.35%	0.93%	to	0.93%	(8.20)%	to	(8.20)%
Hartford Dividend and Growth HLS Fund
2022	58,901	$4.896743	to	$4.896743	$288,420	1.35%	to	1.35%	1.67%	to	1.67%	(10.16)%	to	(10.16)%
2021	62,088	$5.450303	to	$5.450303	$338,398	1.35%	to	1.35%	1.33%	to	1.33%	30.23%	to	30.23%
2020	62,665	$4.185220	to	$4.185220	$262,269	1.35%	to	1.35%	5.12%	to	5.12%	6.32%	to	6.32%
2019	5,604	$3.936292	to	$3.936292	$22,060	1.35%	to	1.35%	1.88%	to	1.88%	26.88%	to	26.88%
2018	5,942	$3.102370	to	$3.102370	$18,433	1.35%	to	1.35%	1.95%	to	1.95%	(6.59)%	to	(6.59)%
Hartford Disciplined Equity HLS Fund
2022	22,979	$83.021418	to	$83.021418	$1,907,778	1.35%	to	1.35%	0.99%	to	0.99%	(20.05)%	to	(20.05)%
2021	25,958	$103.836497	to	$103.836497	$2,695,385	1.35%	to	1.35%	0.57%	to	0.57%	23.83%	to	23.83%
2020	28,672	$83.850955	to	$83.850955	$2,404,151	1.35%	to	1.35%	0.74%	to	0.74%	16.46%	to	16.46%
2019	6,311	$72.000752	to	$72.000752	$454,409	1.35%	to	1.35%	0.86%	to	0.86%	32.32%	to	32.32%
2018	8,519	$54.412600	to	$54.412600	$463,511	1.35%	to	1.35%	0.73%	to	0.73%	(3.31)%	to	(3.31)%
Hartford International Opportunities HLS Fund
2022	44,451	$3.370141	to	$3.370141	$149,806	1.35%	to	1.35%	1.59%	to	1.59%	(19.24)%	to	(19.24)%

2021	50,278	$4.173262	to	$4.173262	$209,823	1.35%	to	1.35%	1.02%	to	1.02%	6.37%	to	6.37%
2020	50,937	$3.923270	to	$3.923270	$199,837	1.35%	to	1.35%	1.90%	to	1.90%	18.83%	to	18.83%
2019	56,973	$3.301472	to	$3.301472	$188,096	1.35%	to	1.35%	1.80%	to	1.80%	24.73%	to	24.73%
2018	70,545	$2.646859	to	$2.646859	$186,724	1.35%	to	1.35%	1.87%	to	1.87%	(19.84)%	to	(19.84)%
Hartford MidCap HLS Fund
2022	19,560	$9.707149	to	$9.707149	$189,873	1.35%	to	1.35%	0.85%	to	0.85%	(25.32)%	to	(25.32)%
2021	22,832	$12.998116	to	$12.998116	$296,772	1.35%	to	1.35%	—%	to	—%	8.43%	to	8.43%
2020♦	24,808	$11.987152	to	$11.987152	$297,373	1.35%	to	1.35%	0.05%	to	0.05%	19.87%	to	19.87%
Hartford Ultrashort Bond HLS Fund
2022	43,855	$1.651456	to	$10.275332	$76,190	0.45%	to	1.35%	0.22%	to	0.23%	(1.51)%	to	(0.62)%
2021	49,091	$1.676797	to	$10.339503	$86,102	0.45%	to	1.35%	0.68%	to	0.71%	(1.53)%	to	(0.63)%
2020	70,642	$1.702765	to	$10.405540	$124,090	0.45%	to	1.35%	1.05%	to	2.33%	0.08%	to	0.98%
2019	13,089	$1.701442	to	$10.304269	$33,274	0.45%	to	1.35%	1.88%	to	1.93%	1.43%	to	2.35%
2018	14,146	$1.677389	to	$10.067550	$39,475	0.45%	to	1.35%	1.15%	to	1.15%	0.20%	to	1.11%

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
Hartford SmallCap Growth HLS Fund
2022	2,921	$78.532955	to	$78.532955	$229,365	1.35%	to	1.35%	—%	to	—%	(29.42)%	to	(29.42)%
2021	2,963	$111.266588	to	$111.266588	$329,718	1.35%	to	1.35%	—%	to	—%	2.62%	to	2.62%
2020	2,983	$108.423065	to	$108.423065	$323,425	1.35%	to	1.35%	—%	to	—%	31.41%	to	31.41%
2019	3,200	$82.506480	to	$82.506480	$264,043	1.35%	to	1.35%	—%	to	—%	33.99%	to	33.99%
2018	4,110	$61.574863	to	$61.574863	$253,089	1.35%	to	1.35%	—%	to	—%	(12.88)%	to	(12.88)%
Hartford Stock HLS Fund
2022	849	$4.833898	to	$4.833898	$4,103	1.35%	to	1.35%	1.67%	to	1.67%	(6.41)%	to	(6.41)%
2021	849	$5.164974	to	$5.164974	$4,387	1.35%	to	1.35%	1.25%	to	1.25%	23.31%	to	23.31%
2020	900	$4.188771	to	$4.188771	$3,770	1.35%	to	1.35%	1.72%	to	1.72%	10.57%	to	10.57%
2019	833	$3.788203	to	$3.788203	$3,156	1.35%	to	1.35%	—%	to	—%	29.46%	to	29.46%
2018	3,312	$2.926127	to	$2.926127	$9,690	1.35%	to	1.35%	1.62%	to	1.62%	(1.48)%	to	(1.48)%
VY® JPMorgan Emerging Markets Equity Portfolio
2022	179	$22.999309	to	$22.999309	$4,116	0.45%	to	0.45%	—%	to	—%	(26.23)%	to	(26.23)%
2021	179	$31.175356	to	$31.175356	$5,583	0.45%	to	0.45%	—%	to	—%	(10.25)%	to	(10.25)%
2020	179	$34.735217	to	$34.735217	$6,224	0.45%	to	0.45%	0.63%	to	0.63%	33.14%	to	33.14%
2019	209	$26.089060	to	$26.089060	$5,461	0.45%	to	0.45%	0.06%	to	0.06%	31.52%	to	31.52%
2018	1,751	$19.836018	to	$19.836018	$34,725	0.45%	to	0.45%	0.85%	to	0.85%	(16.96)%	to	(16.96)%
Invesco V.I. Health Care Fund
2022	1,679	$71.051928	to	$71.051928	$119,326	0.45%	to	0.45%	—%	to	—%	(13.71)%	to	(13.71)%
2021	1,680	$82.337161	to	$82.337161	$138,311	0.45%	to	0.45%	0.20%	to	0.20%	11.80%	to	11.80%
2020	2,104	$73.649958	to	$73.649958	$154,986	0.45%	to	0.45%	0.32%	to	0.32%	13.95%	to	13.95%
2019	2,317	$64.635894	to	$64.635894	$149,764	0.45%	to	0.45%	0.04%	to	0.04%	31.91%	to	31.91%
2018	2,318	$49.000035	to	$49.000035	$113,559	0.45%	to	0.45%	—%	to	—%	0.45%	to	0.45%
Invesco V.I. Technology Fund
2022	699	$41.058822	to	$41.058822	$28,702	0.45%	to	0.45%	—%	to	—%	(40.22)%	to	(40.22)%
2021	2,292	$68.682722	to	$68.682722	$157,450	0.45%	to	0.45%	—%	to	—%	13.90%	to	13.90%
2020	2,568	$60.302103	to	$60.302103	$154,884	0.45%	to	0.45%	—%	to	—%	45.46%	to	45.46%
2019	2,530	$41.456355	to	$41.456355	$104,906	0.45%	to	0.45%	—%	to	—%	35.27%	to	35.27%
2018	2,531	$30.647133	to	$30.647133	$77,568	0.45%	to	0.45%	—%	to	—%	(0.90)%	to	(0.90)%

MFS® Growth Series
2022	16	$86.087242	to	$86.087242	$1,404	0.45%	to	0.45%	—%	to	—%	(31.94)%	to	(31.94)%
2021	16	$126.491514	to	$126.491514	$2,068	0.45%	to	0.45%	—%	to	—%	22.98%	to	22.98%
2020♦	16	$78.358131	to	$78.358131	$1,685	0.45%	to	0.45%	—%	to	—%	37.53%	to	37.53%
MFS® High Yield Portfolio
2022	544	$13.116380	to	$13.116380	$7,132	0.45%	to	0.45%	5.60%	to	5.60%	(10.92)%	to	(10.92)%
2021	544	$14.723698	to	$14.723698	$8,006	0.45%	to	0.45%	4.95%	to	4.95%	3.02%	to	3.02%
2020	544	$14.291768	to	$14.291768	$7,771	0.45%	to	0.45%	5.64%	to	5.64%	4.61%	to	4.61%
2019	544	$13.661410	to	$13.661410	$7,428	0.45%	to	0.45%	—%	to	—%	14.29%	to	14.29%
2018	544	$11.953081	to	$11.953081	$6,499	0.45%	to	0.45%	5.66%	to	5.66%	(3.51)%	to	(3.51)%
MFS® Income Portfolio
2022	858	$11.972731	to	$11.972731	$10,272	0.45%	to	0.45%	3.50%	to	3.50%	(14.09)%	to	(14.09)%
2021	858	$13.937160	to	$13.937160	$11,957	0.45%	to	0.45%	3.12%	to	3.12%	0.02%	to	0.02%
2020	858	$13.934971	to	$13.934971	$11,957	0.45%	to	0.45%	3.77%	to	3.77%	8.86%	to	8.86%
2019	863	$12.801009	to	$12.801009	$11,050	0.45%	to	0.45%	3.56%	to	3.56%	11.10%	to	11.10%
2018	864	$11.522086	to	$11.522086	$9,950	0.45%	to	0.45%	4.01%	to	4.01%	(2.43)%	to	(2.43)%
BlackRock S&P 500 Index V.I. Fund
2022	53,176	$13.791326	to	$14.414790	$740,167	0.45%	to	1.35%	1.45%	to	1.62%	(19.33)%	to	(18.60)%
2021	54,797	$17.095462	to	$17.707991	$942,160	0.45%	to	1.35%	1.30%	to	1.34%	26.81%	to	27.96%
2020	62,228	$13.480891	to	$13.838901	$842,023	0.45%	to	1.35%	1.80%	to	1.84%	16.66%	to	17.71%
2019	68,329	$11.556184	to	$11.756828	$791,774	0.45%	to	1.35%	2.14%	to	2.15%	29.58%	to	30.75%
2018♦	81,156	$8.918020	to	$8.991602	$724,706	0.45%	to	1.35%	1.02%	to	1.08%	(10.82)%	to	(10.08)%
Neuberger Berman AMT Short Duration Bond Portfolio
2022	823	$16.152487	to	$16.152487	$13,296	0.45%	to	0.45%	3.86%	to	3.86%	(5.61)%	to	(5.61)%
2021	823	$17.112817	to	$17.112817	$14,086	0.45%	to	0.45%	2.60%	to	2.60%	0.29%	to	0.29%
2020	823	$17.063560	to	$17.063560	$14,046	0.45%	to	0.45%	2.37%	to	2.37%	2.99%	to	2.99%
2019	823	$16.567646	to	$16.567646	$13,638	0.45%	to	0.45%	2.00%	to	2.00%	3.22%	to	3.22%
2018	823	$16.050633	to	$16.050633	$13,212	0.45%	to	0.45%	1.58%	to	1.58%	0.57%	to	0.57%
Pioneer Fund VCT Portfolio
2022	803	$40.672871	to	$40.672871	$32,640	0.45%	to	0.45%	0.96%	to	0.96%	(19.86)%	to	(19.86)%
2021	43	$50.750212	to	$50.750212	$2,165	0.45%	to	0.45%	0.32%	to	0.32%	27.41%	to	27.41%
2020	43	$39.832887	to	$39.832887	$1,708	0.45%	to	0.45%	0.76%	to	0.76%	23.72%	to	23.72%
2019	34	$32.195578	to	$32.195578	$1,104	0.45%	to	0.45%	1.03%	to	1.03%	30.74%	to	30.74%
2018	35	$24.625287	to	$24.625287	$852	0.45%	to	0.45%	1.14%	to	1.14%	(1.95)%	to	(1.95)%
Pioneer Select Mid Cap Growth VCT Portfolio
2022	766	$61.680917	to	$61.680917	$47,244	0.45%	to	0.45%	—%	to	—%	(31.37)%	to	(31.37)%
2021	767	$89.872357	to	$89.872357	$68,899	0.45%	to	0.45%	—%	to	—%	7.58%	to	7.58%
2020	767	$83.536817	to	$83.536817	$64,080	0.45%	to	0.45%	—%	to	—%	38.55%	to	38.55%
2019	768	$60.295075	to	$60.295075	$46,334	0.45%	to	0.45%	—%	to	—%	32.48%	to	32.48%
2018	769	$45.511060	to	$45.511060	$35,015	0.45%	to	0.45%	—%	to	—%	(6.90)%	to	(6.90)%
VanEck VIP Global Resources Fund
2022	1,181	$34.331651	to	$34.331651	$40,536	0.45%	to	0.45%	2.33%	to	2.33%	7.91%	to	7.91%
2021	240	$31.815931	to	$31.815931	$7,634	0.45%	to	0.45%	0.44%	to	0.44%	18.38%	to	18.38%
2020	240	$26.874978	to	$26.874978	$6,459	0.45%	to	0.45%	0.96%	to	0.96%	18.58%	to	18.58%
2019	256	$22.664471	to	$22.664471	$5,807	0.45%	to	0.45%	—%	to	—%	11.37%	to	11.37%
2018	257	$20.351228	to	$20.351228	$5,228	0.45%	to	0.45%	—%	to	—%	(28.60)%	to	(28.60)%
Allspring VT Discovery Fund

2022	451	$80.955166	to	$80.955166	$36,522	0.45%	to	0.45%	—%	to	—%	(38.13)%	to	(38.13)%
2021	451	$130.842635	to	$130.842635	$59,042	0.45%	to	0.45%	—%	to	—%	(5.47)%	to	(5.47)%
2020	451	$138.409753	to	$138.409753	$62,474	0.45%	to	0.45%	—%	to	—%	61.92%	to	61.92%
2019	452	$85.479931	to	$85.479931	$38,600	0.45%	to	0.45%	—%	to	—%	38.40%	to	38.40%
2018	452	$61.764359	to	$61.764359	$27,901	0.45%	to	0.45%	—%	to	—%	(7.48)%	to	(7.48)%
Voya Global High Dividend Low Volatility Portfolio
2022	4,506	$14.705024	to	$14.705024	$66,262	0.45%	to	0.45%	2.50%	to	2.50%	(5.54)%	to	(5.54)%
2021	4,507	$15.567477	to	$15.567477	$70,165	0.45%	to	0.45%	2.19%	to	2.19%	20.02%	to	20.02%
2020	5,792	$12.970350	to	$12.970350	$75,125	0.45%	to	0.45%	2.24%	to	2.24%	(1.54)%	to	(1.54)%
2019	6,481	$13.172670	to	$13.172670	$85,377	0.45%	to	0.45%	—%	to	—%	20.87%	to	20.87%
2018	6,483	$10.898385	to	$10.898385	$70,651	0.45%	to	0.45%	4.50%	to	4.50%	(9.52)%	to	(9.52)%
NVIT Emerging Markets Fund
2022	673	$10.601428	to	$10.601428	$7,138	0.45%	to	0.45%	0.17%	to	0.17%	(25.33)%	to	(25.33)%
2021	674	$14.198105	to	$14.198105	$9,573	0.45%	to	0.45%	0.95%	to	0.95%	(8.00)%	to	(8.00)%
2020	675	$15.433324	to	$15.433324	$10,415	0.45%	to	0.45%	1.65%	to	1.65%	12.41%	to	12.41%
2019	676	$13.728960	to	$13.728960	$9,273	0.45%	to	0.45%	2.17%	to	2.17%	22.03%	to	22.03%
2018	677	$11.250307	to	$11.250307	$7,613	0.45%	to	0.45%	0.35%	to	0.35%	(18.08)%	to	(18.08)%
Neuberger Berman AMT Sustainable Equity Portfolio
2022	4,930	$13.402083	to	$13.402083	$66,076	0.45%	to	0.45%	0.54%	to	0.54%	(18.82)%	to	(18.82)%
2021	2,586	$16.508774	to	$16.508774	$42,685	0.45%	to	0.45%	0.38%	to	0.38%	22.92%	to	22.92%
2020	2,587	$13.430218	to	$13.430218	$34,738	0.45%	to	0.45%	0.61%	to	0.61%	19.03%	to	19.03%
2019♦	2,665	$11.283483	to	$11.283483	$30,070	0.45%	to	0.45%	0.41%	to	0.41%	12.83%	to	12.83%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2022 and through April 17, 2023, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Union Security Life Insurance Company of New York:
Opinion on the Financial Statements
We have audited the accompanying balance sheets of Union Security Life Insurance Company of New York (the “Company”) as of December 31, 2022 and 2021, and the related statements of operations, of comprehensive income, of changes in stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes and financial statement schedules listed in the accompanying index (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
Critical Audit Matters
The critical audit matter communicated below is a matter arising from the current period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (i) relates to accounts or disclosures that are material to the financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing a separate opinion on the critical audit matter or on the accounts or disclosures to which it relates.
Valuation of Level 2 Fixed Maturity Securities
As described in Note 5 to the financial statements, the Company had $9.2 million of Level 2 fixed maturity securities as of December 31, 2022. Management uses a pricing service to value Level 2 securities using various observable market inputs. The pricing service prepares estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing, which include observable market inputs. The valuation models used by the pricing service can change from period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price the security.
Management performs a periodic analysis to assess if the evaluated prices represent a reasonable estimate of the financial assets’ fair values. The principal considerations for our determination that performing procedures relating to the valuation of the Company’s level 2 fixed maturity securities is a critical audit matter are the high degree of auditor effort in performing procedures and evaluating audit evidence related to the valuation. Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the financial statements. These procedures included testing the effectiveness of controls relating to the valuation of level 2 fixed maturity securities, including controls over management’s process to evaluate the fair values from the pricing service. These procedures also included, among others, (i) the involvement of professionals with specialized skill and knowledge to assist in assessing estimation uncertainty, (ii) developing an independent range of prices for the securities by obtaining independent pricing from third party vendors, and (iii) comparing management's investment fair values to the independent range of prices to evaluate the reasonableness of management's estimates.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 17, 2023

We have served as the Company's auditor since 2000.

Union Security Life Insurance Company of New York
Balance Sheets

	December 31,
	2022	2021
	(in millions except per share and share amounts)
Assets
Investments:
Fixed maturity securities available for sale, at fair value (amortized cost — $10.2 in 2022 and $30.1 in 2021)	$9.2	$32.8
Short-term investments	1.6	12.0
Total investments	10.8	44.8
Cash and cash equivalents	0.4	0.6
Reinsurance recoverables (net of allowances for credit losses of $0.5 and $0.3 at December 31, 2022 and 2021, respectively)	459.2	435.7
Other assets	2.7	1.7
Assets held in separate accounts	10.1	11.9
Total assets	$483.2	$494.7
Liabilities
Future policy benefits and expenses	$355.5	$333.2
Unearned premiums	2.0	2.2
Claims and benefits payable	103.0	101.0
Deferred gain on disposal of businesses	0.6	0.8
Accounts payable and other liabilities	0.2	0.3
Liabilities related to separate accounts	10.1	11.9
Total liabilities	471.4	449.4
Commitments and contingencies (Note 13)
Stockholder's equity
Common stock, par value $20 per share, 100,000 shares authorized, issued, and outstanding	2.0	2.0
Additional paid-in capital	10.7	39.6
Retained earnings	(0.2)	1.5
Accumulated other comprehensive income	(0.7)	2.2
Total stockholder's equity	11.8	45.3
Total liabilities and stockholder's equity	$483.2	$494.7
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Operations

	Years Ended December 31,
	2022	2021	2020
	(in millions)
Revenues
Net earned premiums	$0.3	$0.5	$0.6
Net investment income	1.3	1.3	1.6
Net realized (losses) gains on investments	(1.1)	0.2	0.1
Amortization of deferred gains on disposal of businesses	0.2	0.2	0.3
Total revenues	0.7	2.2	2.6
Benefits, losses and expenses
Policyholder benefits	0.5	0.2	0.4
Underwriting, general and administrative expenses	1.0	0.5	1.0
Total benefits, losses and expenses	1.5	0.7	1.4
(Loss) income before provision for income taxes	(0.8)	1.5	1.2
Provision for income taxes	(0.2)	0.3	0.2
Net (loss) income	$(0.6)	$1.2	$1.0
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Comprehensive Income

	Years Ended December 31,
	2022	2021	2020
	(in millions)
Net (loss) income	$(0.6)	$1.2	$1.0
Other comprehensive (loss) income:
Change in unrealized gains on securities, net of taxes of $0.8 million, $0.3 million, and $(0.2) million, respectively	(2.9)	(1.2)	0.7
Total other comprehensive (loss) income	(2.9)	(1.2)	0.7
Total comprehensive (loss) income	$(3.5)	$—	$1.7
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Changes in Stockholder's Equity
Years Ended December 31, 2022, 2021 and 2020

	Common Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total
	(in millions)
Balance, January 1, 2020	$2.0	$41.8	$0.7	$2.7	$47.2
Cumulative effect of change in accounting principles, net of taxes (2)	—	—	(0.2)	—	$(0.2)
Net income	—	—	1.0	—	1.0
Dividends to Parent (1)	—	(2.4)	—	—	(2.4)
Parental loan extinguishment (3)	—	0.2	—	—	0.2
Other comprehensive income	—	—	—	0.7	0.7
Balance, December 31, 2020	$2.0	$39.6	$1.5	$3.4	$46.5
Net income	—	—	1.2	—	1.2
Dividends to Parent	—	—	(1.2)	—	(1.2)
Other comprehensive loss	—	—	—	(1.2)	(1.2)
Balance, December 31, 2021	$2.0	$39.6	$1.5	$2.2	$45.3
Net loss	—	—	(0.6)	—	(0.6)
Dividends to Parent (1)	—	(28.9)	(1.1)	—	(30.0)
Other comprehensive loss	—	—	—	(2.9)	(2.9)
Balance, December 31, 2022	$2.0	$10.7	$(0.2)	$(0.7)	$11.8
(1) Dividends are required to be deducted from retained earnings available as of the dividend date and when depleted, deducted from additional paid-in capital and treated as a return of capital.
(2) Amount relates to the adoption of a new accounting standard for accounting for expected credit losses for assets held at amortized cost, which established allowances for such expected credit losses as of January 1, 2020. See Note 2 for additional information.
(3) Amount relates to a loan from Parent that was extinguished during 2020, which in accordance with ASC 470, Debt, was treated as a capital transaction given it was between related entities.
See the accompanying Notes to Financial Statements

Union Security Life Insurance Company of New York
Statements of Cash Flows

	Years Ended December 31,
	2022	2021	2020
	(in millions)
Operating activities
Net (loss) income	$(0.6)	$1.2	$1.0
Adjustments to reconcile net income to net cash provided by operating activities:
Noncash revenues, expenses, gains and losses included in income:
Amortization of deferred gains on disposal of businesses	(0.2)	(0.2)	(0.3)
Depreciation and amortization	0.1	0.1	—
Deferred tax expense	(0.5)	—	(0.2)
Net realized losses (gains) on investments	1.1	(0.2)	(0.1)
Changes in operating assets and liabilities:
Reinsurance recoverable	0.1	0.5	(0.2)
Insurance policy reserves and expenses	0.4	(0.6)	0.1
Other assets and other liabilities	0.2	(0.2)	0.4
Taxes payable	—	0.1	—
Other	0.1	0.1	—
Net cash provided by operating activities	0.7	0.8	0.7
Investing activities
Sales of:
Fixed maturity securities available for sale	1.0	9.1	0.5
Equity securities	—	—	—
Maturities, prepayments, and scheduled redemption of:
Fixed maturity securities available for sale	5.6	12.7	8.1
Purchases of:
Fixed maturity securities available for sale	(16.2)	(13.4)	(3.5)
Change in short-term investments	10.4	(7.9)	(3.6)
Net cash provided by investing activities	0.8	0.5	1.5
Financing activities
Cash dividends paid (1)	(1.7)	(1.2)	(2.4)
Net cash used in financing activities	(1.7)	(1.2)	(2.4)
Change in cash and cash equivalents	(0.2)	0.1	(0.2)
Cash and cash equivalents at beginning of period	0.6	0.5	0.7
Cash and cash equivalents at end of period	$0.4	$0.6	$0.5
Supplemental information:
Income taxes paid	$0.3	$0.2	$0.4

(1) For the year ended 2022, the Company had a $28.3 million non-cash extraordinary dividend. See Note 7 for additional information.
See the accompanying Notes to Financial Statements

Notes to Financial Statements
(In millions except number of shares, per share amounts, number of securities and number of loans)
1. NATURE OF OPERATIONS AND ITEMS IMPACTING BASIS OF PRESENTATION
Overview: Union Security Life Insurance Company of New York (the "Company") is domiciled in New York and is a provider of life, health, annuity insurance, credit life and credit disability products. The Company's financial statements also reflect the assets, liabilities and activity associated with businesses that were sold through reinsurance and coinsurance arrangements. In 2016 Assurant entered into a reinsurance agreement with Sun Life and Health Insurance Company (U.S.) ("Sun Life") for the sale of its Assurant Employee Benefits ("AEB") segment. In 2001, Assurant entered into a reinsurance agreement with Talcott Resolution (formerly owned by The Hartford) for the sale of the Fortis Financial Group ("FFG") division. In 2000, the Company divested its Long-Term Care ("LTC") operations to John Hancock Life Insurance Company, a subsidiary of Manulife Financial Corporation ("John Hancock"). Assets supporting liabilities ceded relating to these businesses are mainly held in trusts and the separate accounts relating to FFG are still reflected in the Company's balance sheet.
The Company is a wholly-owned subsidiary of the Parent. The Parent's common stock is traded on the New York Stock Exchange under the symbol "AIZ".
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The Financial Statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Amounts are presented in United States of America ("U.S.") dollars and all amounts are in millions, except for number of shares, per share amounts and number of loans.
Use of Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts. The items affected by the use of estimates include but are not limited to, investments, reinsurance recoverables, other assets, future policy benefits and expenses, unearned premiums, claims and benefits payable, deferred gain on disposal of businesses, and commitments and contingencies. The estimates are sensitive to market conditions, investment yields, mortality, morbidity, commissions and other acquisition expenses, policyholder behavior and other factors. Actual results could differ from the estimates recorded. The Company believes all amounts reported are reasonable and adequate.
Fair Value
The Company uses an exit price for its fair value measurements. An exit price is defined as the amount received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In measuring fair value, the Company gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. See Note 5 for additional information.
Investments
Fixed maturity securities are classified as available-for-sale as defined in the investments guidance and are reported at fair value. If the fair value is higher than the amortized cost for fixed maturity securities, the excess is an unrealized gain; and, if lower than amortized cost, the difference is an unrealized loss. Net unrealized gains and losses on securities classified as available-for-sale, less deferred income taxes, are included in AOCI.
Presentation of credit-related impairments is shown as an allowance, recognizing credit impairments upon purchase of securities as applicable, and requiring reversals of previously recognized credit-related impairments when applicable.
For available for sale fixed maturity securities in an unrealized loss position for which the Company does not intend to sell or for which it is more likely than not that the Company would not be required to sell before an anticipated recovery in value, the Company evaluates whether the decline in fair value has resulted from credit losses or other factors. In making this assessment, the Company considers the extent to which fair value is less than amortized cost basis, changes to the credit rating of the security by a nationally recognized statistical ratings organization and any adverse conditions specifically related to the security, industry or geographic area, among other factors. If this assessment indicates a potential credit loss may exist, the present value of cash flows expected to be collected are compared to the security’s amortized cost basis. If the present value of cash flows expected to be collected is less than the amortized cost basis, a credit-related impairment exists, and a charge to income and an associated allowance for credit losses is recorded for the credit-related impairment. Any impairment not related to credit losses is recorded through other comprehensive income. The amount of the allowance for credit losses is limited to the amount by which fair value is less than the amortized cost basis. Upon recognizing a credit-related impairment, the cost basis of the security is not adjusted.
Subsequent changes in the allowance for credit losses are recorded as provision for, or reversal of, credit loss expense. For fixed maturities where the Company records a credit loss, a determination is made as to the cause of the impairment and whether the Company expects a recovery in the value. Write-offs are charged against the allowance when management concludes the financial asset is uncollectible. For fixed maturities where the Company expects a recovery in value, the effective yield method is utilized, and the investment is amortized to par.
For available for sale fixed maturity securities that the Company intends to sell, or for which it is more likely than not that the Company will be required to sell before recovery of its amortized cost basis, the entire impairment loss, or difference between the fair value and amortized cost basis of the security, is recognized in net realized gains (losses). The new cost basis of the security is the previous amortized cost basis less the impairment recognized and is not adjusted for any subsequent recoveries in fair value.
The Company reports receivables for accrued investment income separately from fixed maturities available for sale and elected not to measure allowances for credit losses for accrued investment income as uncollectible balances are written off in a timely manner. Accrued investment income is included in other assets.
Short-term investments include securities and other investments with durations of one year or less, but greater than three months, between the date of purchase and maturity. These amounts are reported at cost or amortized cost, which approximates fair value.
Realized gains and losses on sales of investments are recognized on the specific identification basis.
Investment income is recorded as earned and reported net of investment expenses.
The Company anticipates prepayments of principal in the calculation of the effective yield for mortgage-backed securities and structured securities. The retrospective method is used to adjust the effective yield for the majority of the Company's mortgage-backed and structured securities.
Cash and Cash Equivalents
The Company considers all highly liquid securities and other investments with durations of three months or less between the date of purchase and maturity to be cash equivalents. These amounts are carried at cost, which approximates fair value. Cash balances are reviewed at the end of each reporting period to determine if negative cash balances exist. If negative cash balances exist, the cash accounts are netted with other positive cash accounts of the same bank provided the right of offset exists between the accounts. If the right of offset does not exist, the negative cash balances are reclassified to accounts payable and other liabilities.
Reinsurance
For ceded reinsurance, risk transfer requirements must be met for reinsurance accounting to apply. If risk transfer requirements are not met, the contract is accounted for as a deposit, resulting in the recognition of cash flows under the contract through a deposit asset or liability and not as revenue or expense. To meet risk transfer requirements, a reinsurance contract must include both insurance risk, consisting of both underwriting and timing risk, and a reasonable possibility of a significant loss for the assuming entity. Similar risk transfer criteria are used to determine whether directly written insurance contracts should be accounted for as insurance or as a deposit.
Reinsurance recoverables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policyholder benefits and policyholder contract deposits. The cost of reinsurance is recognized as a reduction to premiums earned over the terms of the underlying reinsured policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves and are reported in the balance sheets. The cost of reinsurance related to long-duration contracts is recognized over the life of the underlying reinsured policies. The ceding of insurance does not discharge the Company’s primary liability to insureds, thus a credit exposure exists to the extent that any reinsurer is unable to meet the obligation assumed in the reinsurance agreements. To mitigate this exposure to reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers and typically holds collateral (in the form of funds withheld, trusts and letters of credit) as security under the reinsurance agreements.
The Company accounts for credit losses using the expected credit loss model for reinsurance recoverables. The Company uses a probability of default and loss given default methodology in estimating the allowance, whereby the credit ratings of reinsurers are used in determining the probability of default. The allowance is established for reinsurance recoverables on paid and unpaid future policy benefits and claims and benefits. Prior to applying default factors, the net exposure to credit risk is reduced for any collateral for which the right of offset exists, such as funds withheld, assets held in trust and letters of credit, which are part of the reinsurance arrangements, with adjustments to include consideration of credit exposure on the collateral. The methodology used by the Company incorporates historical default factors for each reinsurer based on their credit rating using comparably rated bonds as published by a major ratings service. The allowance is based upon the Company’s ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing and other relevant factors.
Reinsurance premiums assumed are calculated based upon payments received from ceding companies together with accrual estimates, which are based on both payments received and in-force policy information received from ceding companies. Any subsequent differences arising on such estimates are recorded in the period in which they are determined.
Other Assets
Other assets include prepaid items, deferred income tax assets and accrued investment income.
Separate Accounts
Assets and liabilities associated with separate accounts relate to premium and annuity considerations for variable annuity products for which the contract-holder, rather than the Company, bears the investment risk. Separate account assets (with matching liabilities) are reported at fair value. Revenues and expenses related to the separate account assets and liabilities, to the extent of benefits paid or provided to the separate account policyholders, are excluded from the amounts reported in the accompanying statements of operations because the underlying accounts involve investment-type annuity contracts and/or are subject to reinsurance.
Reserves
Reserves are established using generally accepted actuarial methods and reflect judgments about expected future premium and claim payments. Factors used in their calculation include experience derived from historical claim payments, expected future premiums and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, reporting lags, expenses, inflation rates, future investment earnings, internal claims processing costs and other relevant factors. The estimation of reserves includes an element of uncertainty given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent the Company’s best estimate at a point in time of the ultimate costs of settlement and administration of a claim or group of claims based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency, judicial theories of liability and other factors. These variables are affected by both external and internal events, including: changes in the economic cycle, inflation, judicial trends, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated. Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claims reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on the Company’s earnings in the periods in which such increases or decreases are made. However, based on information currently available, the Company believes its reserve estimates are adequate.

The following table provides reserve information for our major product lines for the years ended December 31, 2022 and 2021:

	December 31, 2022				December 31, 2021
			Claims and Benefits Payable				Claims and Benefits Payable
	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves	Future Policy Benefits and Expenses	Unearned Premiums	Case Reserves	Incurred But Not Reported Reserves
Long Duration Contracts:
Universal life and other products no longer offered	$—	$—	$0.4	$—	$—	$—	$0.4	$—
Disposed and run-off businesses	355.5	2.0	79.3	6.6	333.2	2.2	75.0	6.8
Short Duration Contracts:
Disposed and run-off businesses	—	—	16.5	0.2	—	—	18.6	0.2
Total	$355.5	$2.0	$96.2	$6.8	$333.2	$2.2	$94.0	$7.0
For additional information regarding our reserves, see Note 10.
Long Duration Contracts
Future policy benefits and expense reserves for LTC and the traditional life insurance contracts fully covered by reinsurance and no longer offered are equal to the present value of future benefits to policyholders plus related expenses less the present value of the future net premiums. These amounts are estimated based on assumptions as to the discount, inflation, mortality, morbidity and withdrawal rates as well as other assumptions that are based on the Company’s experience. These assumptions reflect anticipated trends and include provisions for adverse deviations.
Claims and benefits payable for policies fully covered by reinsurance are equal to the present value of future benefit payments and related expenses. These amounts are estimated based on assumptions as to inflation, mortality, morbidity and discount rates as well as other assumptions that are based on the Company's experience.
Changes in the estimated liabilities are reported as a charge or credit to policyholder benefits as the estimates are updated.
Short Duration Contracts
The Company’s short duration contracts include group insurance contracts no longer offered, as well as credit life, disability and mortgage accidental death contracts. For short duration contracts, claims and benefits payable reserves are recorded when insured events occur. The liability is based on the expected ultimate cost of settling the claims. The claims and benefits payable reserves include: (1) case reserves for known but unpaid claims as of the balance sheet date; (2) incurred but not reported (“IBNR”) reserves for claims where the insured event has occurred but has not been reported to the Company as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Factors used in the calculation include experience derived from historical claim payments and actuarial assumptions including loss development factors and expected loss ratios.
Changes in the estimated liabilities are recorded as a charge or credit to policyholder benefits as estimates are updated.
Contingencies
A loss contingency is recorded if reasonably estimable and probable. The Company establishes reserves for these contingencies at the best estimate, or if no one estimated amount within the range of possible losses is more probable than any other, the Company records an estimated reserve at the low end of the estimated range. Contingencies affecting the Company primarily relate to legal and regulatory matters, which are inherently difficult to evaluate and are subject to significant changes.
Premiums
Long Duration Contracts
Premiums for long term care insurance and life insurance contracts no longer offered are recognized as revenue when due from the policyholder. For investment-type annuity contracts, revenues consist of charges assessed against policy balances.

Short Duration Contracts
The Company’s short duration contracts revenue is recognized over the contract term in proportion to the amount of insurance protection provided.
Underwriting, General and Administrative Expenses
Underwriting, general and administrative expenses consist primarily of commissions, premium taxes, licenses, fees, salaries and personnel benefits, and other general operating expenses.
Income Taxes
The Company reports its taxable income in a consolidated federal income tax return along with other affiliated subsidiaries of the Parent. Income tax expense or benefit is allocated among the affiliated subsidiaries by applying income tax rates to taxable income or loss determined on a separate return basis according to a tax allocation agreement. Entities with losses record current tax benefits to the extent such losses are utilized in the consolidated federal tax return.
Current federal income taxes are recognized based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income taxes are recorded for temporary differences between the financial reporting basis and income tax basis of assets and liabilities, based on enacted tax laws and statutory tax rates applicable to the periods in which the Company expects the temporary differences to reverse. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized. The impact of changes in tax rates on all deferred tax assets and liabilities are required to be reflected within income on the enactment date, regardless of the financial statement component where the deferred tax originated.
The Company classifies net interest expense related to tax matters and any applicable penalties as a component of income tax expense.
Comprehensive Income
Comprehensive income is comprised of net income, and net unrealized gains and losses on securities classified as available for sale, less deferred income taxes.
Recent Accounting Pronouncements — Adopted
Changes to GAAP are established by the Financial Accounting Standards Board ("FASB") in the form of Accounting Standards Updates ("ASUs") to the FASB Accounting Standards Codification. The Company considers the applicability and impact of all ASUs. The following tables provide a description of ASUs recently issued by the FASB and the impact of their adoption on the Company's financial statements.
Adopted Accounting Pronouncements
The table below describes the impacts of the ASUs adopted by the Company, effective January 1, 2022:

Standard	Summary of the Standard	Effective date Method of Adoption	Impact of the Standard on the Company's Financial Statements
ASU 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting; as clarified and amended by ASU 2021-01, Reference Rate Reform (Topic 848): Scope and updated by ASU 2022-06, Reference Rate Reform (Topic 848): Deferral of the Sunset Date of Topic 848	In March 2020, the Financial Accounting Standards Board ("FASB") issued guidance which provides optional expedients and exceptions for applying GAAP to contract modifications and hedging relationships, subject to meeting certain criteria, that reference LIBOR or another reference rate expected to be discontinued.

	The relief is applicable only to legacy contracts if the amendments made to the agreements are solely for reference rate reform activities. The provisions must be applied consistently for all relevant transactions other than derivatives, which may be applied at a hedging relationship level. The guidance is effective upon issuance.	The guidance on contract modifications is applied prospectively from any date beginning March 12, 2020. Unlike other topics, the provisions of this update are only available until December 31, 2024, when the reference rate replacement activity is expected to have been completed.	This standard is effective as of January 1, 2022, but has no impact on the Company's financial statements as the Company currently has no contracts or hedging relationships for which the reference LIBOR or another reference rate is expected to be discontinued and a GAAP modification is required.

Future Adoption of Accounting Pronouncements
ASUs not listed below were assessed and either determined to be not applicable or are not expected to have a material impact on the Company's financial statements or disclosures. ASUs issued but not yet adopted as of December 31, 2022, that are currently being assessed and may or may not have a material impact on the Company's financial statements or disclosures are included.

Standard	Summary of the Standard	Effective date Method of Adoption	Impact of the Standard on the Company's Financial Statements
ASU 2018-12, Financial Services-Insurance
(Topic 944): Targeted Improvements to the Accounting for Long-Duration Contracts, as amended by ASU 2019-09, Financial Services-Insurance (Topic 944): Effective Date, as amended by ASU 2020-11, Financial Services-Insurance (Topic 944): Effective Date and Early Application and as amended by ASU 2022-05, Financial services-Insurance
(Topic 944): Transition for Sold Contracts	The guidance includes the following primary changes: assumptions supporting liabilities for future policy benefits and expenses will no longer be locked-in but must be updated at least annually with the impact of changes to the liability reflected in earnings (except for discount rates); the discount rate assumptions will be based on upper-medium grade (low credit risk) fixed-income instrument yield instead of the earnings rate of invested assets; the discount rate must be evaluated at each reporting date and the impact of changes to the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income; the provision for adverse deviation is eliminated; and premium deficiency testing is eliminated. Other noteworthy changes include the following: differing models for amortizing deferred acquisition costs will become uniform for all long-duration contracts based on a constant rate over the expected term of the related in-force contracts; all market risk benefits associated with deposit contracts must be reported at fair value with changes reflected in income except for changes related to credit risk which will be recognized in other comprehensive income: and disclosures will be expanded to included disaggregated roll forwards of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs, as well as information about significant inputs, judgments, assumptions and methods used in measurement.

In December 2022, the FASB issued guidance to provide entities an accounting policy election to not apply the accounting guidance to contracts or legal entities sold and derecognized before the effective date when the entity has no significant continuing involvement with them. The election may be applied on a transaction-by-transaction basis.	January 1, 2023, to be applied retrospectively or modified retrospectively to January 1, 2021 (with early adoption permitted)	The Company will adopt this standard as of January 1, 2023 using the modified retrospective method on liabilities for future policy benefits and expenses to January 1, 2021 for long term care insurance contracts that have been fully reinsured.

The Company will also adopt the amended guidance in ASU 2022-05 to existing contracts as of existing date.

The Company has evaluated that the adoption of this standard along with the amended guidance on transition will have no impact on equity or net income on the long-term care contracts as they are fully reinsured with third party reinsurers.

3. Allowance for Credit Losses
The total allowance for credit losses is entirely related to reinsurance recoverables and was $0.5 million and $0.3 million as of December 31, 2022 and 2021, respectively.
For the year ended December 31, 2022, the net increase in the allowance for credit losses that increased pre-tax income was $0.2 million, which is included in underwriting, general and administrative expenses.
Reinsurance Recoverables
As part of the Company’s overall risk and capacity management strategy, reinsurance is used to mitigate all risks underwritten by the Company. The Company is exposed to the credit risk of reinsurers, as the Company remains liable to insureds regardless of whether related reinsurance recoverables are collected. As of December 31, 2022 and 2021, reinsurance recoverables totaled $459.2 million and $435.7 million, respectively, the majority of which are protected from credit risk by various types of collateral or other risk mitigation mechanisms, such as trusts and letters of credit or by withholding the assets in a modified coinsurance or funds withheld arrangement.
The Company utilizes external credit ratings published by S&P Global Ratings, a division of S&P Global Inc., at the balance sheet date when determining the allowance. Where rates are not available, the Company assigns default credit ratings based on if the reinsurer is authorized or unauthorized. Of the total recoverables subject to the allowance, 97% were rated A- or better and 3% were rated BBB or BB for the year ended December 31, 2022; and 99% were rated A- or better and 1% were rated BBB or BB for the year ended December 31, 2021.

The following table presents the changes in the allowance for credit losses for reinsurance recoverables for the periods indicated:

Total
Balance, December 31, 2020	$0.4
Current period change for credit losses	(0.1)
Balance, December 31, 2021	0.3
Current period change for credit losses	$0.2
Balance, December 31, 2022	$0.5
For the year ended December 31, 2022, the current period change for credit losses was $0.2 million, primarily due to an increase in reserves without a corresponding increase in collateral held as security under the reinsurance agreements. For the year ended December 31, 2021, the current period change for credit losses was $(0.1) million, primarily due to to an increase in collateral held as security under the reinsurance agreements. When determining the allowances as of December 31, 2022 and 2021, the Company did not increase default probabilities by reinsurer since there had been no credit rating downgrades or major negative credit indications of the Company's reinsurers that has impacted rating. The allowance may be increased and income reduced in future periods if there are future ratings downgrades or other measurable information supporting an increase in reinsurer default probabilities, including collateral reductions.

4. INVESTMENTS
The following tables show the cost or amortized cost, gross unrealized gains and losses, and fair value of the Company's fixed maturity securities as of the dates indicated:

	December 31, 2022
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturity securities:
U.S. government and government agencies and authorities	$1.9	$—	$(0.2)	$1.7
States, municipalities and political subdivisions	0.5	—	—	0.5
Foreign governments	0.3	—	—	0.3
Residential mortgage-backed	5.3	—	(0.8)	4.5
U.S. corporate	1.9	—	—	1.9
Foreign corporate	0.3	—	—	0.3
Total fixed maturity securities	$10.2	$—	$(1.0)	$9.2

	December 31, 2021
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.9	$—	$—	$0.9
States, municipalities and political subdivisions	0.5	—	—	0.5
Foreign governments	0.5	0.1	—	0.6
Residential mortgage-backed	4.4	—	—	4.4
Commercial mortgage-backed	2.0	—	—	2.0
U.S. corporate	16.2	1.9	—	18.1
Foreign corporate	5.6	0.7	—	6.3
Total fixed maturity securities	$30.1	$2.7	$—	$32.8

The cost or amortized cost and fair value of fixed maturity securities at December 31, 2022 by contractual maturity are shown below. Actual maturities may differ from contractual maturities because issuers of the securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	December 31, 2022
	Cost or Amortized Cost	Fair Value
Due in one year or less	$—	$—
Due after one year through five years	2.6	2.6
Due after five years through ten years	1.8	1.6
Due after ten years	0.5	0.5
Total	4.9	4.7
Residential mortgage-backed	5.3	4.5
Total	$10.2	$9.2

The following table shows the major categories of net investment income for the periods indicated:

	Years Ended December 31,
	2022	2021	2020
Fixed maturity securities	$1.3	$1.4	$1.7
Total investment income	1.3	1.4	1.7
Investment expenses	—	(0.1)	(0.1)
Net investment income	$1.3	$1.3	$1.6
No material investments of the Company were non-income producing for the years ended December 31, 2022, 2021 and 2020.
The following table summarizes the proceeds from sales of available-for-sale fixed maturities and the gross realized gains and gross realized losses that have been recognized in the statement of operations as a result of those sales for the periods indicated:

	Years Ended December 31,
	2022	2021	2020
Proceeds from sales	$29.4	$9.1	$0.5
Gross realized gains	0.7	0.2	0.1
Gross realized losses	(1.8)	—	—
Net realized gains (losses) from sales of fixed maturity securities	$(1.1)	$0.2	$0.1
The following table sets forth the net realized gains (losses) recognized in the statement of operations for the periods indicated:

	Years Ended December 31,
	2022	2021	2020
Net realized gains (losses) related to sales:
Net realized gains (losses) from sales of fixed maturity securities	$(1.1)	$0.2	$0.1
The Company had fixed maturity securities of $0.8 million and $0.9 million as of December 31, 2022 and 2021, respectively, on deposit with various governmental authorities as required by law.
5. FAIR VALUE DISCLOSURES
Fair Values, Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures
The fair value measurements and disclosure guidance defines fair value and establishes a framework for measuring fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Company has categorized its recurring fair value basis financial assets and liabilities into a three-level fair value hierarchy based on the priority of the inputs to the valuation technique.
The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and takes into account factors specific to the asset or liability.
The levels of the fair value hierarchy are described below:
•  Level 1 inputs utilize quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company can access.
•  Level 2 inputs utilize other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active and inputs other than quoted prices that are observable in the marketplace for the asset or liability. The observable inputs are used in valuation models to calculate the fair value for the asset or liability.
•  Level 3 inputs are unobservable but are significant to the fair value measurement for the asset or liability, and include situations where there is little, if any, market activity for the asset or liability. These inputs reflect management's own assumptions about the assumptions a market participant would use in pricing the asset or liability.
The Company reviews fair value hierarchy classifications on a quarterly basis. Changes in the observability of valuation inputs may result in a reclassification of levels for certain securities within the fair value hierarchy.
The following tables present the Company's fair value hierarchy for assets and liabilities measured at fair value on a recurring basis as of December 31, 2022 and 2021. The amounts presented below for cash equivalents differ from the amounts presented in the balance sheet because only certain investments or certain assets and liabilities within these line items are measured at estimated fair value. The fair value amount and the majority of the associated levels presented for assets and liabilities held in separate accounts are received directly from third parties.

	December 31, 2022
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$1.8	$—		$1.8		$—
States, municipalities and political subdivisions	0.5	—		0.5		—
Foreign governments	0.2	—		0.2		—
Residential mortgage-backed	4.5	—		4.5		—
U.S. corporate	1.9	—		1.9		—
Foreign corporate	0.3	—		0.3		—
Short-term investments	1.6	1.6	(1)	—		—
Cash equivalents	0.1	0.1	(1)	—		—
Assets held in separate accounts	10.1	4.8	(2)	5.3	(3)	—
Total financial assets	$21.0	$6.5		$14.5		$—
Financial Liabilities
Liabilities related to separate accounts	$10.1	$4.8	(2)	$5.3	(3)	$—

	December 31, 2021
	Total	Level 1		Level 2		Level 3
Financial Assets
Fixed maturity securities:
U.S. government and government agencies and authorities	$0.9	$—		$0.9		$—
States, municipalities and political subdivisions	0.6	—		0.6		—
Foreign governments	0.6	—		0.6		—
Commercial mortgage-backed	2.0	—		2.0		—
Residential mortgage-backed	4.5	—		4.5		—
U.S. corporate	18.0	—		18.0		—
Foreign corporate	6.2	—		6.2		—
Short-term investments	12.0	12.0	(1)	—		—
Cash equivalents	0.4	0.4	(1)	—		—
Assets held in separate accounts	11.9	7.8	(2)	4.1	(3)	—
Total financial assets	$57.1	$20.2		$36.9		$—
Financial Liabilities
Liabilities related to separate accounts	$11.9	$7.8	(2)	$4.1	(3)	$—

(1)  Primarily includes money market funds.
(2)  Primarily includes mutual funds and related obligations.
(3)  Primarily includes fixed maturity securities and related obligations.
The Company held no level 3 assets or liabilities during the years ended December 31, 2022 and 2021.
Three different valuation techniques can be used in determining fair value for financial assets and liabilities: the market, income or cost approaches. The three valuation techniques described in the fair value measurements and disclosures guidance are consistent with generally accepted valuation methodologies.
The market approach valuation techniques use prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. When possible, quoted prices (unadjusted) in active markets are used as of the period-end date (such as for mutual funds and money market funds). Otherwise, the Company uses valuation techniques consistent with the market approach including matrix pricing and comparables. Matrix pricing is a mathematical technique employed principally to value debt securities without relying exclusively on quoted prices for those securities but, rather, relying on the securities' relationship to other benchmark quoted securities. Market approach valuation techniques often use market multiples derived from a set of comparables. Multiples might lie in ranges with a different multiple for each comparable. The selection of where within the range the appropriate multiple falls requires judgment, considering both qualitative and quantitative factors specific to the measurement.
Income approach valuation techniques convert future amounts, such as cash flows or earnings, to a single present amount, or a discounted amount. These techniques rely on current market expectations of future amounts as of the period-end date.
Cost approach valuation techniques are based upon the amount that would be required to replace the service capacity of an asset at the period-end date, or the current replacement cost. That is, from the perspective of a market participant (seller), the price that would be received for the asset is determined based on the cost to a market participant (buyer) to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
While not all three approaches are applicable to all financial assets or liabilities, where appropriate, the Company may use one or more valuation techniques. For all the classes of financial assets and liabilities included in the above hierarchy, the Company generally uses the market valuation technique. For the years ended December 31, 2022 and 2021, the application of the valuation technique applied to the Company's classes of financial assets and liabilities has been consistent.
Level 1 Securities
The Company's investments and liabilities classified as Level 1 as of December 31, 2022 and 2021, consisted of mutual funds and related obligations and money market funds that are publicly listed and/or actively traded in an established market.
Level 2 Securities
The Company values Level 2 securities using various observable market inputs obtained from a pricing service or asset manager. They prepare estimates of fair value measurements for the Company’s Level 2 securities using proprietary valuation models based on techniques such as matrix pricing which include observable market inputs. The fair value measurements and disclosures guidance defines observable market inputs as the assumptions market participants would use in pricing the asset or liability developed on market data obtained from sources independent of the Company. The extent of the use of each observable market input for a security depends on the type of security and the market conditions at the balance sheet date. Depending on the security, the priority of the use of observable market inputs may change as some observable market inputs may not be relevant or additional inputs may be necessary. The Company uses the following observable market inputs (“standard inputs”), listed in the approximate order of priority, in the pricing evaluation of Level 2 securities: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data including market research data. Further details for level 2 investment types follow:
U.S. government and government agencies and authorities: U.S. government and government agencies and authorities securities are priced by the Company's pricing service utilizing standard inputs. Included in this category are U.S. Treasury securities which are priced using vendor trading platform data in addition to the standard inputs.
States, municipalities and political subdivisions: States, municipalities and political subdivisions securities are priced by the Company's pricing service using material event notices and new issue data inputs in addition to the standard inputs.
Foreign governments: Foreign government securities are priced by the Company's pricing service using standard inputs. The pricing service also evaluates each security based on relevant market information including relevant credit information, perceived market movements and sector news.
Commercial mortgage-backed and residential mortgage-backed and asset-backed: Commercial mortgage-backed and residential mortgage-backed securities are priced by the Company's pricing service and asset managers using monthly payment information and collateral performance information in addition to the standard inputs. Additionally, commercial mortgage-backed securities utilize new issue data while residential mortgage-backed securities utilize vendor trading platform data.
U.S. and foreign corporate: Corporate securities are priced by the Company's pricing service using standard inputs. Non-investment grade securities within this category are priced by the Company's pricing service and asset managers using observations of equity and credit default swap curves related to the issuer in addition to the standard inputs.
Short-term investments, cash equivalents, and assets held in separate accounts and liabilities related to separate accounts: To price the fixed maturity securities and related obligations in these categories, the pricing service utilizes the standard inputs.
Valuation models used by the pricing service can change from period to period, depending on the appropriate observable inputs that are available at the balance sheet date to price a security.
Management evaluates the following factors in order to determine whether the market for a financial asset is inactive. The factors include:
•  whether there are few recent transactions,
•  whether little information is released publicly,
•  whether the available prices vary significantly over time or among market participants,
•  whether the prices are stale (i.e., not current), and
•  the magnitude of the bid-ask spread.
Illiquidity did not have a material impact in the fair value determination of the Company's financial assets as of December 31, 2022 or 2021.
The Company generally obtains one price for each financial asset. The Company performs a periodic analysis to assess if the evaluated prices represent a reasonable estimate of the financial assets' fair values. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. Examples of procedures performed include initial and on-going review of pricing service methodologies, review of the prices received from the pricing service, review of pricing statistics and trends, and comparison of prices for certain securities with two different appropriate price sources for reasonableness. Following this analysis, the Company generally uses the best estimate of fair value based upon all available inputs. On infrequent occasions, a non-pricing service source may be more familiar with the market activity for a particular security than the pricing service. In these cases, the price used is taken from the non-pricing service source. The pricing service provides information to indicate which securities were priced using market observable inputs so that the Company can properly categorize the Company's assets in the fair value hierarchy.
Fair Value of Financial Instruments Disclosures
The financial instruments guidance requires disclosure of fair value information about financial instruments, for which it is practicable to estimate such fair value. Therefore, it requires fair value disclosure for financial instruments that are not recognized or are not carried at fair value in the balance sheet. However, this guidance excludes certain financial instruments, including those related to insurance contracts.
For the financial instruments included within the following financial assets and financial liabilities, the carrying value in the balance sheet equals or approximates fair value. Please refer to the Fair Value Inputs and Valuation Techniques for Financial Assets and Liabilities Disclosures section above for additional information on the financial instruments included within the following financial assets and financial liabilities and the methods and assumptions used to estimate fair value:
•  Cash and cash equivalents;
•  Fixed maturity securities;
•  Short-term investments;
•  Assets held in separate accounts; and
•  Liabilities related to separate accounts.

In estimating the fair value of the financial instruments that are not recognized or are not carried at fair value in the balance sheet, the Company used the following methods and assumptions:
Policy reserves under investment products: the fair values for the Company's policy reserves under investment products are determined using discounted cash flow analysis. Key inputs to the valuation include projections of policy cash flows, reserve run-off, market yields and risk margins.
The following tables disclose the carrying value, fair value and hierarchy level of the financial instruments that are not recognized or are not carried at fair value in the balance sheet as of the dates indicated:

	December 31, 2022
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$4.9	$5.1	$—	$—	$5.1

	December 31, 2021
		Fair Value
	Carrying Value	Total	Level 1	Level 2	Level 3
Financial Liabilities
Policy reserves under investment products (Individual and group annuities, subject to discretionary withdrawal) (1)	$4.8	$5.4	$—	$—	$5.4
(1)  Only the fair value of the Company's policy reserves for investment-type contracts (those without significant mortality or morbidity risk) are reflected in the table above.
6. INCOME TAXES
The Company is subject to U.S. tax and files a U.S. consolidated federal income tax return with its Parent. All of the Company’s income comes from domestic sources. The components of income tax expense (benefit) were as follows for the periods indicated:

	Years Ended December 31,
	2022	2021	2020
Current expense	$0.3	$0.3	$0.4
Deferred expense (benefit)	(0.5)	—	(0.2)
Total income tax expense	$(0.2)	$0.3	$0.2
A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

	December 31,
	2022	2021	2020
Federal income tax rate:	21.0%	21.0%	21.0%
Reconciling items:
Tax exempt interest	0.6	(1.3)	(3.8)
Dividend received deduction	0.5	(0.3)	(0.4)
Other	(0.3)	—	(0.2)
Effective income tax rate:	21.8%	19.4%	16.6%

The Company had no liability for unrecognized tax benefits as of and for each of the years ended December 31, 2022, 2021, and 2020.The Company does not anticipate any significant increase in the unrecognized tax benefit within the next 12 months.
The Parent files its consolidated income tax returns in the U.S. and various state jurisdictions. The Parent has substantially concluded all U.S. federal income tax matters for years through 2015.
The tax effects of temporary differences that result in deferred tax assets and deferred tax liabilities are as follows:

	December 31,
	2022	2021
Deferred tax assets
Deferred acquisition costs	$1.6	$1.4
Deferred gain on disposal of business	0.1	0.2
Investments, net	0.3	0.1
Net unrealized appreciation on securities	0.2	—
Other	0.3	0.2
Total deferred tax assets	2.6	1.9

Deferred tax liabilities
Net unrealized appreciation on securities	—	(0.6)
Total deferred tax liabilities	—	(0.6)
Net deferred income tax assets	$2.6	$1.3
The calculation of the valuation allowance is made at the consolidated return group level. No cumulative valuation allowance has been recorded because it is management’s assessment that it is more likely than not that the gross deferred tax assets in the table above will be realized.
The Company’s ability to realize deferred tax assets depends on its ability to generate sufficient taxable income of the same character within the carryback or carryforward periods. In assessing future taxable income, the Company considered all sources of taxable income available to realize its deferred tax asset, including the future reversal of existing temporary differences, future taxable income exclusive of reversing temporary differences and carryforwards, taxable income in carryback years and tax-planning strategies. If changes occur in the assumptions underlying the Company’s tax-planning strategies or in the scheduling of the reversal of the Company’s deferred tax liabilities, a valuation allowance may need to be recorded in the future.
At December 31, 2022, the Company had no net operating loss, capital loss or tax credit carryforwards for U.S. federal income tax purposes.
7. STOCKHOLDER'S EQUITY
The Board of Directors of the Company has authorized 100,000 shares of common stock with a par value of $20 per share. All shares are issued and outstanding as of December 31, 2022 and 2021 and are owned by the Parent (see Note 1 to the Financial Statements). The Company paid cash dividends to its Parent of $1.7 million, $1.2 million, and $2.4 million during the years ended December 31, 2022, 2021 and 2020, respectively. The Company paid an extraordinary dividend, which was treated as a return of capital of $28.9 million, of which $28.3 million was non-cash during the year ended December 31, 2022. In 2020, the Parent extinguished a $0.2 million substantive debt that was owed by the Company which resulted in a non-cash capital increase within additional paid in capital.
The maximum amount of dividends which can be paid by State of New York insurance companies to shareholders without prior approval of the New York Department of Financial Services is subject to restrictions relating to statutory surplus (see as described in Note 8 to the Financial Statements).
8. STATUTORY INFORMATION
The Company prepares an Annual Statement on the basis of statutory accounting principles (“SAP”) prescribed or permitted by the New York State Department of Commerce. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules.

The principal differences between SAP and GAAP are: 1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP; 2) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided; 3) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP; 4) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 5) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP; 6) certain assets are not admitted for purposes of determining surplus under SAP; 7) methodologies used to determine the amounts of deferred taxes are different under SAP than under GAAP; 8) the criteria for obtaining reinsurance accounting treatment, as well as presentation of reinsurance, is different under SAP than under GAAP; and 9) deferred gains on the sale through reinsurance are recognized as a surplus under SAP and as a liability under GAAP.
Reconciliations of net income and stockholder’s equity on the basis of statutory accounting to the related amounts presented in the accompanying statements were as follows:

	Net Income			Stockholder's Equity
	2022	2021	2020	2022	2021
Based on SAP	$(0.1)	$1.1	$1.2	$11.8	$42.7
Investment valuation difference	—	(0.1)	—	(1.0)	2.6
Deferred taxes	0.5	—	0.2	0.4	(0.3)
Deferred gain on disposal of businesses and gains on disposal of businesses	—	0.1	(0.3)	(0.6)	(0.8)
Other differences	(1.1)	0.1	(0.1)	1.2	1.1
Based on GAAP	$(0.7)	$1.2	$1.0	$11.8	$45.3
Dividend distributions to the Parent are restricted as to the amount by state regulatory requirements. The Company declared and paid ordinary cash dividends of $1.1 million during the year ended December 31, 2022. The Company declared and paid extraordinary cash and invested assets dividends of $0.6 million and $28.3 million, respectively, during the year ended December 31, 2022. The Company declared and paid ordinary cash dividends of $1.2 million during the year ended December 31, 2021. No extraordinary dividends were declared and paid in 2021. A dividend is considered extraordinary when combined with all other dividends and distributions made within the preceding 12 months exceeds the lesser of 10% of the insurer’s surplus as regards to policyholders on December 31 of the preceding year, or the net gain from operations, or exceeds 30 percent of its surplus to policyholders. Without specific approval from the New York Department of Financial Services, dividends may only be paid out of earned surplus. The Company, under state regulatory requirements, is not able to dividend to the Parent in 2023 without permission from the New York Department of Financial Services. No assurance can be given that there will not be further regulatory actions restricting the ability of the Company to pay dividends.
State regulators require insurance companies to meet minimum capitalization standards designed to ensure that they can fulfill obligations to policyholders. Minimum capital requirements are expressed as a ratio of a company’s total adjusted capital (“TAC”) to its RBC (the “RBC Ratio”). TAC is equal to statutory surplus adjusted to exclude certain statutory liabilities. RBC is calculated by applying specified factors to various asset, premium, expense, liability, and reserve items.
Generally, if a company's RBC Ratio is below 100% (the "Authorized Control Level"), the insurance commissioner of the company's state of domicile is authorized to take control of the company, to protect the interests of policyholders. If the RBC Ratio is greater than 100%, but less than 200% (the “Company Action Level”), the company must submit a RBC plan to the commissioner of the state of domicile. Corrective actions may also be required if the RBC Ratio is greater than the Company Action Level but the company fails certain trend tests.
As of December 31, 2022, the TAC of the Company exceeded the Company Action Level and no trend tests that would require regulatory action were violated. As of December 31, 2022, the TAC of the Company subject to RBC requirements was $11.8 million, and the corresponding Authorized Control Level was $2.4 million.

9. REINSURANCE
The Company has predominantly sold all of its business through reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of the dates indicated:

	2022	2021
Ceded future policyholder benefits and expense	$355.1	$333.0
Ceded unearned premium	2.0	2.2
Ceded claims and benefits payable	101.8	100.2
Ceded paid losses	0.3	0.3
Total	$459.2	$435.7
A key credit quality indicator for reinsurance is the A.M. Best Company ("A.M. Best") financial strength ratings of the reinsurer. A.M. Best financial strength ratings are an independent opinion of a reinsurer’s ability to meet ongoing obligations to policyholders. The A.M. Best ratings for the reinsurers in new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a quarterly basis, or sooner based on developments. The following table provides the reinsurance recoverable as of December 31, 2022 grouped by A.M. Best financial strength ratings:

A.M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$350.4	$2.0	$101.9	$0.3	$454.6
B++ or B+	5.1	—	—	—	5.1
Total	355.5	2.0	101.9	0.3	459.7
Less: Allowance	(0.4)	—	(0.1)	—	(0.5)
Total Reinsurance recoverable	$355.1	$2.0	$101.8	$0.3	$459.2
The Company has used reinsurance to exit certain businesses, including the disposals of AEB, FFG and LTC. The reinsurance recoverables relating to these dispositions amounted to $458.8 million as of December 31, 2022. The three reinsurers with the largest reinsurance recoverable balances relating to these dispositions were Sun Life, John Hancock, and Talcott Resolution (formerly owned by The Hartford). The A.M. Best financial strength ratings of these three insurers were A+, A+ and B++, respectively. A.M. Best currently maintains a stable outlook on the financial strength ratings of Sun Life, John Hancock and Talcott Resolution. Most of the assets backing reserves relating to reinsurance recoverables from Sun Life, John Hancock and Talcott Resolution are held in trust. If these reinsurers become insolvent, the Company would be exposed to the risk that assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to the company.
The following table presents the reinsurance recoverable from John Hancock, Sun Life, Talcott Resolution, and other reinsurers as of December 31, 2022 and 2021.

	Years Ended December 31,
Reinsurer	2022	2021
John Hancock	$436.5	$410.2
Sun Life	17.4	20.1
Talcott Resolution	4.9	5.0
Other reinsurers	0.4	0.4
Total	$459.2	$435.7
The largest risk is with John Hancock. As of December 31, 2022 there is $757.5 million held in trust to support the coinsurance arrangement. If the value of the assets in this trust falls below the value of the associated statutory liabilities, John Hancock will be required to put more assets in the trust.
Refer to Note 2 for additional information on the methodology.

The effect of reinsurance on premiums earned and benefits incurred was as follows for the period indicated:

	Years Ended December 31,
	2022			2021			2020
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$7.0	$0.4	$7.4	$8.1	$0.6	$8.7	$7.7	$2.0	$9.7
Premiums ceded	(7.0)	(0.1)	(7.1)	(8.1)	(0.1)	(8.2)	(7.7)	(1.4)	(9.1)
Net earned premiums	$—	$0.3	$0.3	$—	$0.5	$0.5	$—	$0.6	$0.6
Direct policyholder benefits	$46.5	$1.4	$47.9	$35.3	$0.5	$35.8	$26.5	$2.8	$29.3
Policyholder benefits ceded	(46.5)	(0.9)	(47.4)	(35.3)	(0.3)	(35.6)	(26.5)	(2.4)	(28.9)
Net policyholder benefits	$—	$0.5	$0.5	$—	$0.2	$0.2	$—	$0.4	$0.4
The Company utilizes ceded reinsurance for loss protection and capital management, client risk and profit sharing and business divestitures.
Business Divestitures
As referenced in Note 1, the Company has used reinsurance or coinsurance to sell certain businesses, such as for the disposals of AEB, FFG and LTC.
The reinsurance agreement associated with the FFG sale also stipulates that Talcott Resolution contributes funds to increase the value of the separate account assets relating to annuity business sold if such value declines below the value of the associated liabilities. If Talcott Resolution fails to fulfill these obligations, the Company will be obligated to make these payments.
In addition, the Company would be responsible for administering all of the reinsured or coinsured businesses in the event of reinsurer or coinsurer insolvency. The Company does not currently have the administrative systems and capabilities to process these businesses. Accordingly, the Company would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers or coinsurers of these businesses. The Company might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.
As of December 31, 2022, the Company was not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of Sun Life, John Hancock, or Talcott Resolution that reinsure the AEB, FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers’ obligations.
Sun Life, John Hancock, and Talcott Resolution have paid their obligations when due and there have been no disputes.

10. RESERVES
Short Duration Contracts
The Company’s short duration contracts are mainly comprised of disposed and run-off business. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 to the Financial Statements for further information.
Disposed and Run-off Short Duration Insurance Lines
Run-off business includes certain medical policies no longer offered and AEB policies disposed of via reinsurance. Reserves for previously disposed business are included in the Company’s reserves in accordance with the insurance guidelines. The Company maintains an offsetting reinsurance recoverable related to the AEB reserves. See Note 9 to the Financial Statements for further information.
Long Duration Contracts
The Company’s long duration contracts are primarily comprised of life insurance policies (no longer offered), FFG and LTC disposed businesses. The principal products and services included in these categories are described in the summary of significant accounting policies. See Note 2 to the Financial Statements for further information.
Disposed and Run-off Long Duration Insurance Lines
Reserves for previously disposed FFG and LTC businesses are included in the Company’s reserves in accordance with the insurance guidance. The Company maintains an offsetting reinsurance recoverable related to these reserves. See Note 9 to the Financial Statements for additional information on previously disposed business.
Reserve Roll Forward
The following table provides a roll forward of the Company’s beginning and ending claims and benefits payable balances. Claims and benefits payable is the liability for unpaid loss and loss adjustment expenses and are comprised of case and IBNR reserves.
Since unpaid loss and loss adjustment expenses are estimates, the Company’s actual losses incurred may be more or less than the Company’s previously developed estimates, which is referred to as either unfavorable or favorable development, respectively.
The best estimate of ultimate loss and loss adjustment expenses is generally selected from a blend of methods that are applied consistently each period. There have been no significant changes in the methodologies and assumptions utilized in estimating the liability for unpaid loss and loss adjustment expenses for any of the periods presented.

	Years Ended December 31,
	2022	2021	2020
Claims and benefits payable, at beginning of year	$101.0	$93.5	$89.7
Less: Reinsurance ceded and other	(100.9)	(93.4)	(89.6)
Net claims and benefits payable, at beginning of year	0.1	0.1	0.1
Incurred losses and loss adjustment expenses related to:
Current Year	0.1	0.3	0.3
Total incurred losses and loss adjustment expenses	0.1	0.3	0.3
Paid losses and loss adjustment expenses related to:
Current year	0.1	0.2	0.2
Prior years	—	0.1	0.1
Total paid losses and loss adjustment expenses	0.1	0.3	0.3
Net claims and benefits payable, at end of year	0.1	0.1	0.1
Plus: Reinsurance ceded and other	102.9	100.9	93.4
Claims and benefits payable, at end of year	$103.0	$101.0	$93.5

11. ACCUMULATED OTHER COMPREHENSIVE INCOME
Certain amounts included in the statement of comprehensive income are net of reclassification adjustments. The following tables summarize those reclassification adjustments (net of taxes) for the periods indicated:

Year Ended December 31, 2022
Accumulated other comprehensive income (1)
Balance at December 31, 2021	$2.2
Change in accumulated other comprehensive income (loss) before reclassifications	(3.8)
Amounts reclassified from accumulated other comprehensive income (loss)	0.9
Net current-period other comprehensive income (loss)	(2.9)
Balance at December 31, 2022	$(0.7)

Year Ended December 31, 2021
Accumulated other comprehensive income (1)
Balance at December 31, 2020	$3.4
Change in accumulated other comprehensive income (loss) before reclassifications	(1.1)
Amounts reclassified from accumulated other comprehensive income (loss)	(0.1)
Net current-period other comprehensive income (loss)	(1.2)
Balance at December 31, 2021	$2.2

Year Ended December 31, 2020
Accumulated other comprehensive income (1)
Balance at December 31, 2019	$2.7
Change in accumulated other comprehensive income (loss) before reclassifications	$0.8
Amounts reclassified from accumulated other comprehensive income (loss)	$(0.1)
Net current-period other comprehensive income (loss)	$0.7
Balance at December 31, 2020	$3.4
(1) Accumulated other comprehensive income consists of net unrealized gains on securities.
The following tables summarize the reclassifications out of AOCI for the periods indicated:

Details about AOCI components	Amount reclassified from AOCI			Affected line item in the statement where net income is presented
	Years Ended December 31,
	2022	2021	2020
Net unrealized gains (losses) on securities	$1.1	$(0.1)	$(0.1)	Net realized gains (losses) on investments
Tax effect	(0.2)	—	—	Provision for income taxes
Total reclassifications for the period	$0.9	$(0.1)	$(0.1)	Net of tax
12. RELATED PARTY TRANSACTIONS
The Company receives various services from the Parent and its affiliates. These services include assistance in corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The net amounts paid for services and obligations to the Parent and its affiliates for the years ended December 31, 2022, 2021 and 2020 were $0.5 million, $0.3 million, $0.5 million, respectively. The Parent also pays all income tax payments on behalf of the Company. The income tax payments made by the Parent were $0.3 million, $0.2 million and $0.4 million for the years ended December 31, 2022, 2021 and 2020, respectively. Administrative expenses allocated to the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.
13. COMMITMENTS AND CONTINGENCIES
Legal and Regulatory Matters
The Company is involved in a variety of litigation and legal and regulatory proceedings relating to its current and past business operations and, from time to time, it may become involved in other such actions. The Company continues to defend itself vigorously in these proceedings. The Company has participated and may participate in settlements on terms that the Company considers reasonable.
The Company has established an accrued liability for certain legal and regulatory proceedings. The possible loss or range of loss resulting from such litigation and regulatory proceedings, if any, in excess of the amounts accrued is inherently unpredictable and uncertain. Consequently, no estimate can be made of any possible loss or range of loss in excess of the accrual. Although the Company cannot predict the outcome of any pending legal or regulatory proceeding, or the potential losses, fines, penalties or equitable relief, if any, that may result, it is possible that such outcome could have a material adverse effect on the Company's results of operations or cash flows for an individual reporting period. However, on the basis of currently available information, management does not believe that the pending matters are likely to have a material adverse effect, individually or in the aggregate, on the Company's financial condition.

Union Security Life Insurance Company of New York
As of December 31, 2022
Schedule I — Summary of Investments
Other-Than-Investments in Related Parties

	Cost or Amortized Cost	Fair Value	Amount at which shown in balance sheet
	(in millions)
Fixed maturity securities:
U.S. government and government agencies and authorities	$1.9	$1.7	$1.7
States, municipalities and political subdivisions	0.5	0.5	0.5
Foreign governments	0.3	0.3	0.3
Residential mortgage-backed	5.3	4.5	4.5
U.S. corporate	1.9	1.9	1.9
Foreign corporate	0.3	0.3	0.3
Total fixed maturity securities	10.2	9.2	9.2
Short-term investments	1.6	1.6	1.6
Total investments	$11.8	$10.8	$10.8

Union Security Life Insurance Company of New York
as of December 31, 2022, 2021 and 2020 and for the years then ended
Schedule III — Supplementary Insurance Information

	Future policy benefits and expenses	Unearned premiums	Claims and benefits payable	Premium revenues	Net investment income	Benefits claims, losses and settlement expenses	Other operating expenses*
	(in millions)
2022	$355.5	$2.0	$103.0	$0.3	$1.3	$0.5	$1.0
2021	$333.2	$2.2	$101.0	$0.5	$1.3	$0.2	$0.5
2020	$328.7	$2.3	$93.5	$0.6	$1.6	$0.4	$1.0
* Includes underwriting, general and administrative expenses.

Union Security Life Insurance Company of New York
Schedule IV — Reinsurance

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
	(in millions)
Year Ended December 31, 2022
Life Insurance in Force	$16.7	$13.7	$—	$3.0	—%
Premiums:
Life insurance	$0.2	$0.2	$—	$—	—%
Accident and health insurance	7.2	6.9	—	0.3	—%
Total earned premiums	$7.4	$7.1	$—	$0.3	—%
Benefits:
Life insurance	$0.5	$0.5	$—	$—	—%
Accident and health insurance	47.4	46.9	—	0.5	—%
Total policyholder benefits	$47.9	$47.4	$—	$0.5	—%

Year Ended December 31, 2021
Life Insurance in Force	$29.5	$15.8	$—	$13.7	—%
Premiums:
Life insurance	$0.8	$0.7	$—	$0.1	—%
Accident and health insurance	7.9	7.5	—	0.4	—%
Total earned premiums	$8.7	$8.2	$—	$0.5	—%
Benefits:
Life insurance	$1.4	$1.3	$—	$0.1	—%
Accident and health insurance	34.4	34.3	—	0.1	—%
Total policyholder benefits	$35.8	$35.6	$—	$0.2	—%

Year Ended December 31, 2020
Life Insurance in Force	$37.9	$21.9	$—	$16.0	—%
Premiums:
Life insurance	$0.6	$0.5	$—	$0.1	—%
Accident and health insurance	9.1	8.6	—	0.5	—%
Total earned premiums	$9.7	$9.1	$—	$0.6	—%
Benefits:
Life insurance	$1.0	$1.0	$—	$—	—%
Accident and health insurance	28.3	27.9	—	0.4	—%
Total policyholder benefits	$29.3	$28.9	$—	$0.4	—%

(F) RESERVED. Not applicable.
(G) SUPPLEMENTAL FINANCIAL DATA. Not applicable.
(H) MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
Some of the statements under “Business,” “Management's Discussion and Analysis of Financial Condition and Results of Operations,” and elsewhere in this registration statement for the fiscal year ended December 31, 2022, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, may constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. You can identify these statements by the use of words such as “will,” “may,” "can," “anticipates,” “expects,” “estimates,” “projects,” “intends,” “plans,” “believes,” “targets,” “forecasts,” “potential,” “approximately,” or the negative version of those words and other words and terms with a similar meaning. Any forward-looking statements contained in this registration statement are based upon our historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations will be achieved. Our actual results might differ materially from those projected in the forward-looking statements. We undertake no obligation to update or review any forward-looking statement, whether as a result of new information, future events or other developments. For a discussion of the risk factors that could affect our actual results, see “Risk Factors” in this registration statement. These risk factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this registration statement.
The following discussion and analysis of our financial condition and results of operations should be read in conjunction with our financial statements and accompanying notes which appear elsewhere in this registration statement. It contains forward-looking statements that involve risks and uncertainties. Our actual results may differ materially from those anticipated in these forward-looking statements as a result of various factors, including those discussed below and elsewhere in this registration statement, particularly under the section titled “Risk Factors.”
The following discussion covers the year ended December 31, 2022 (“Twelve Months 2022”), and year ended December 31, 2021 (“Twelve Months 2021”). Please see the discussion that follows for a more detailed analysis of the fluctuations. Our comparative analysis of Twelve Months 2021 and the year ended December 31, 2020 is included under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Form S-1 for the fiscal year ended December 31, 2021 filed with the SEC on April 20, 2022.
Critical Factors Affecting Results
Our results depend on, among other things, the appropriateness of our product pricing, underwriting and the accuracy of our reserving methodology for future policyholder benefits and claims, returns on and values of invested assets and our ability to realize greater efficiencies and manage our expenses. Factors affecting these items, including conditions in financial markets, the global economy, political conditions and the markets in which we operate, may have a material adverse effect on our results of operations or financial condition. For more information on these factors that could affect our results, see “Risk Factors.”
For Twelve Months 2022, net cash provided by operating activities was $0.6 million; net cash provided by investing activities was $0.2 million and net cash used in financing activities was $(1.0) million. We had $0.4 million in cash and cash equivalents as of December 31, 2022. Please see “Liquidity and Capital Resources,” below for further details.
Revenues
We generate revenues primarily from the sale of our insurance policies and from investment income earned on our investments. Sales of insurance policies are recognized in revenue as earned premiums.
Our premium and fee income is supplemented by income earned from our investment portfolio. We recognize revenue from interest payments, dividends and sales of investments. Currently, our investment portfolio is primarily invested in fixed maturity securities. Both investment income and changes in market value on these investments can be significantly affected by changes in interest rates.
Interest rate volatility can increase or reduce unrealized gains or losses in our investment portfolios. Interest rates are highly sensitive to many factors, including governmental monetary policies, domestic and international economic and political conditions and other factors beyond our control. Fluctuations in interest rates affect our returns on, and the market value of, fixed maturity and short-term investments.
The fair market value of the fixed maturity securities in our investment portfolio and the investment income from these securities fluctuate depending on general economic and market conditions. The fair market value generally increases or decreases in an inverse relationship with fluctuations in interest rates, while net investment income realized by us from future investments in fixed maturity securities will generally increase or decrease with interest rates. We also have investments that are subject to pre-payment risk, such as mortgage-backed and asset-backed securities. Interest rate fluctuations may cause actual net investment income and/or timing of cash flows from such investments to differ from estimates made at the time of investment. In periods of declining interest rates, mortgage prepayments generally increase and mortgage-backed securities and bonds are more likely to be prepaid or redeemed as borrowers seek to borrow at lower interest rates. Therefore, in these circumstances we may be required to reinvest those funds in lower-interest earning investments. Please see "Quantitative and Qualitative Disclosures About Market Risk" below for further details.
Expenses
Our expenses are primarily policyholder benefits and underwriting, general and administrative expenses.
Policyholder benefits are affected by our claims management programs, reinsurance coverage, contractual terms and conditions, regulatory requirements, economic conditions, and numerous other factors. Benefits paid or reserves required for future benefits could substantially exceed our expectations, causing a material adverse effect on our business, results of operations and financial condition.
Underwriting, general, and administrative expenses consist primarily of premium taxes, licenses, fees, general operating expenses and income taxes. We continue to undertake various expense savings initiatives while also making investments in talent, capabilities and technology, among other things, which will impact our expenses.
Critical Accounting Estimates
Certain items in our financial statements are based on estimates and judgment. Differences between actual results and these estimates and judgments could in some cases have material impacts on our financial statements. The following critical accounting policies require significant estimates and judgment:
•Reserves, Net of Reinsurance
•Valuation of Investments, including Evaluation of Credit Losses
Reserves, Net of Reinsurance
Reserves are established using generally accepted actuarial methods and reflect judgments about expected future claim payments. Factors used in their calculation include experience derived from historical claim payments and actuarial assumptions. Calculations incorporate assumptions about the incidence of incurred claims, the extent to which all claims have been reported, reporting lags, expenses, inflation rates, future investment earnings, internal claims processing costs and other relevant factors. While the methods of making such estimates and establishing the related liabilities are periodically reviewed and updated, the estimation of reserves includes an element of uncertainty given that management is using historical information and methods to project future events and reserve outcomes.
The recorded reserves represent our best estimate at a point in time of the ultimate costs of settlement and administration of a claim or group of claims, based upon actuarial assumptions and projections using facts and circumstances known at the time of calculation. The adequacy of reserves may be impacted by future trends in claims severity, frequency and other factors. These variables are affected by both external and internal events, including: changes in the economic cycle, inflation, legislative changes and claims handling procedures.
Many of these items are not directly quantifiable and not all future events can be anticipated when reserves are established. Reserve estimates are refined as experience develops. Adjustments to reserves, both positive and negative, are reflected in the statement of operations in the period in which such estimates are updated.
Because establishment of reserves is an inherently complex process involving significant judgment and estimates, there can be no certainty that future settlement amounts for claims incurred through the financial reporting date will not vary from reported claim reserves. Future loss development could require reserves to be increased or decreased, which could have a material effect on our earnings in the periods in which such increases or decreases are made. However, based on information currently available, we believe our reserve estimates are adequate.
Reinsurance Recoverables
We utilize reinsurance for loss protection and capital management and business dispositions. Reinsurance recoverables were $459.2 million and $435.7 million as of December 31, 2022 and 2021, respectively, which include amounts we are owed by reinsurers for claims paid as well as those included in reserve estimates that are subject to the reinsurance. Reinsurance premiums paid are amortized as reductions to premium over the terms of the underlying reinsured policies. Amounts recoverable from reinsurers are estimated in a manner consistent with claim and claim adjustment expense reserves or future policy benefits reserves. Reinsurance recoverables include amounts we are owed by reinsurers for claims paid as well as those included in reserve estimates that are subject to the reinsurance.

We use a probability of default and loss given default methodology in estimating an expected credit loss allowance, whereby the credit ratings of reinsurers are used in determining the probability of default. The allowance is established for reinsurance recoverables on paid and unpaid future policy benefits and claims and benefits. Prior to applying default factors, the net exposure to credit risk is reduced for any collateral for which the right of offset exists, such as funds withheld, assets held in trust and letters of credit, which are part of the reinsurance arrangements, with adjustments to include consideration of credit exposure on the collateral. Our methodology incorporates historical default factors for each reinsurer based on their credit rating using comparably rated bonds as published by a major ratings service. The allowance is based upon our ongoing review of amounts outstanding, length of collection periods, changes in reinsurer credit standing and other relevant factors.
We have used reinsurance and coinsurance to exit certain businesses, including the disposals of Assurant Employee Benefits ("AEB"), Fortis Financial Group ("FFG") and Long-Term Care ("LTC"). The reinsurance recoverables relating to these dispositions amounted to $458.8 million and $435.3 million at December 31, 2022 and 2021, respectively.
In the ordinary course of business, we are involved in the cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance for the years ended December 31, 2022 and 2021:

	2022	2021
Ceded future policyholder benefits and expenses	$355.1	$333.0
Ceded unearned premium	2.0	2.2
Ceded claims and benefits payable	101.8	100.2
Ceded paid losses	0.3	0.3
Total	$459.2	$435.7
For additional information regarding our reserves and reinsurance recoverables, see Notes 9 and 10 to the Financial Statements included elsewhere in this Report.
Short Duration Contracts
Claims and benefits payable reserves for short duration contracts include: (1) case reserves for known claims which are unpaid as of the balance sheet date; (2) IBNR reserves for claims where the insured event has occurred but has not been reported to us as of the balance sheet date; and (3) loss adjustment expense reserves for the expected handling costs of settling the claims. Periodically, we review emerging experience and make adjustments to our reserves and assumptions where necessary.
Risks related to claims and benefits payable for products related to the sale of AEB have been fully ceded via reinsurance. While we have not been released from our contractual obligation to the policyholders, changes in and deviations from economic, mortality, morbidity and withdrawal assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Long Duration Contracts
Reserves for future policy benefits represent the present value of future benefits to policyholders and related expenses less the present value of future net premiums. Reserve assumptions reflect best estimates for expected investment yield, inflation, mortality, morbidity, expenses and withdrawal rates. These assumptions are based on our experience to the extent it is credible, modified where appropriate to reflect current trends, industry experience and provisions for possible unfavorable deviation. We also record an unearned revenue reserve which represents premiums received which have not yet been recognized in our statements of operations.
Risks related to the reserves recorded for certain discontinued individual life, annuity and long-term care insurance policies have been fully ceded via reinsurance. While we have not been released from our contractual obligation to the policyholders, changes in and deviations from economic, mortality, morbidity and withdrawal assumptions used in the calculation of these reserves will not directly affect our results of operations unless there is a default by the assuming reinsurer.
Valuation of Investments
In determining the estimated fair value of our investments, fair values are primarily based on unadjusted quoted prices for identical investments in active markets that are readily and regularly obtainable. When such unadjusted quoted prices are not available, estimated fair values are based on quoted prices for identical or similar investments in markets that are not active, or other observable inputs. If these observable inputs are not available, or observable inputs are not determinable, unobservable inputs or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of investments. The methodologies, assumptions and inputs utilized are described in Note 4 to the Financial Statements.
Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. Our ability to sell investments and the price ultimately realized for investments depends upon the demand and liquidity in the market.
Recent Accounting Pronouncements
Refer to Note 2 to the Financial Statements.
Results of Operations
Overview
The table below presents information regarding our results of operations:

	For the Years Ended December 31,
	2022	2021
Revenues:
Net earned premiums	$0.3	$0.5
Net investment income	1.3	1.3
Net realized (losses) gains on investments	(1.1)	0.2
Amortization of deferred gains on disposal of businesses	0.2	0.2
Total revenues	0.7	2.2
Benefits, losses and expenses:
Policyholder benefits	0.5	0.2
Underwriting, general and administrative expenses	1.0	0.5
Total benefits, losses and expenses	1.5	0.7
(Loss) income before provision for income taxes	(0.8)	1.5
Provision for income taxes	(0.2)	0.3
Net (loss) income	$(0.6)	$1.2
Year Ended December 31, 2022 Compared to the Year Ended December 31, 2021
Net Income
Net income decreased $1.8 million, or 150%, to a net loss of $0.6 million for Twelve Months 2022 from $1.2 million net income for Twelve Months 2021. The decrease was primarily related to a decrease in the net realized gains on investments and in increase in expenses primarily due to increases in the allowance for credit losses and premium deficiency reserves.
Total Revenues
Total revenues decreased $1.5 million, or 68%, to $0.7 million for Twelve Months 2022 from $2.2 million for Twelve Months 2021. The decrease was primarily attributable to a decrease in net realized gains on investments.
Total Benefits, Losses and Expenses
Total benefits, losses and expenses increased $0.8 million, or 114%, to $1.5 million for Twelve Months 2022 from $0.7 million for Twelve Months 2021. The increase was primarily attributable to higher underwriting, general and administrative expenses due to higher policyholder benefits due to an increase in premium deficiency reserves, and an increase in allowance for credit losses.
Investments
Refer to Notes 4 and 5 to the Financial Statements included elsewhere in this report.
Liquidity and Capital Resources
The primary sources of funds for the Company consist of premiums and fees collected, proceeds from the sales and maturity of investments and investment income. Cash is primarily used to pay insurance claims, agent commissions, operating expenses and taxes. We generally invest our excess funds in order to generate investment income. We also have the ability to receive capital infusions from our Parent, if needed. Please see Assurant's Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for additional information related to our Parent.
Regulatory Requirements
In August 2021, the Company's financial strength rating was withdrawn at our Parent Company's request, following the sale of their disposed Global Preneed business.
Cash Flows
We monitor cash flows and cash flow forecasts on a monthly basis. Trend and variance analyses are used to project future cash needs making adjustments to the forecasts when needed.
The table below shows our recent net cash flows for the periods indicated:

	For the Years Ended December 31,
	2022	2021
Net cash provided by (used in):
Operating activities	$0.7	$0.8
Investing activities	0.8	0.5
Financing activities	(1.7)	(1.2)
Net change in cash	$(0.2)	$0.1
Cash Flows for the Years Ended December 31, 2022 and 2021
Operating activities:
We typically generate operating cash inflows from premiums collected from our insurance products and income received from our investments while outflows consist of policy acquisition costs, benefits paid, and operating expenses. These net cash flows are then invested to support the obligations of our insurance products and required capital supporting these products. Our cash flows from operating activities are affected by the timing of premiums, fees, and investment income received and expenses paid.
Net cash provided by operating activities was $0.7 million and $0.8 million for the years ended December 31, 2022 and 2021, respectively. The change in operating activities between the years was immaterial as most of the business is in run-off.
Investing Activities:
Net cash provided by investing activities was $0.8 million and $0.5 million for the years ended December 31, 2022 and 2021, respectively. Cash flows from investing activities increased due to normal changes in our operating portfolio and partially offset by the ongoing run off of the credit insurance business.
Financing Activities:
Net cash used in financing activities was $1.7 million and $1.2 million for the years ended December 31, 2022 and 2021, respectively, related solely to cash dividends paid to our Parent.
Contractual Obligations and Commitments
We have contractual obligations to third parties as a result of our operations, as detailed in the table below by maturity date as of December 31, 2022:

	As of December 31, 2022
	Total		Less than 1 Year	1-3 Years	3-5 Years	More than 5 Years
Insurance liabilities (1)	$1.9	—	$0.3	$0.4	$0.3	$0.9
(1)  Insurance liabilities reflect undiscounted estimated cash payments expected to be made to policyholders, net of expected future premium cash receipts on in-force policies and excluding fully reinsured discontinued operations whose inclusion would be potentially distortive. The total gross reserve for fully reinsured run-off operations that was excluded is $457.0 million which, if the reinsurers defaulted, would be payable over a 30+ year period with the majority of the payments occurring after 5 years. Additional information on the reinsurance arrangements can be found in Note 9 to the Financial Statements included elsewhere in this report. As a result of these assumptions, the amounts presented in this table do not agree to the future policy benefits and expenses and claims and benefits payable in the balance sheet.

Liabilities for future policy benefits and expenses and claims and benefits payable have been included in the contractual obligations table. Significant uncertainties relating to these liabilities include mortality, morbidity, expenses, persistency, investment returns, inflation, contract terms and the timing of payments.
Off-Balance Sheet Arrangements
The Company does not have any off-balance sheet arrangements that are reasonably likely to have a material effect on the financial condition, results of operations, liquidity, or capital resources of the Company.
(I) CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS.
None.
(J) QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
The following is a discussion of our primary market risk exposures and management of such exposures as of December 31, 2022. There were no other significant changes in our primary market risk exposures or in how those exposures were managed for the year ended December 31, 2022, compared to the year ended December 31, 2021. We do not currently anticipate significant changes in our primary market risk exposures or in how those exposures are managed in future reporting periods based upon what is known or expected to be in effect in future reporting periods.
Market risk is the risk of loss from changes in the fair value of our financial instruments, including due to interest rates (including impacts of changes in credit spreads) and credit risk from counterparties. Market risk is dependent on the volatility and liquidity in the underlying markets in which these assets are traded.
Our investment portfolio consists primary of fixed maturity securities, denominated in U.S dollars, which are sensitive to changes in interest rates, including impacts of changes in credit spreads and credit risk from counterparties. The majority of our fixed income portfolio is classified as available for sale. The carrying value of our investment portfolio at December 31, 2022 and 2021 was $10.8 million and $44.8 million respectively, of which 85% and 73% was invested in fixed maturity securities, respectively.
Interest Rate Risk
Interest rate risk is the possibility that the fair value of liabilities will change more or less than the market value of investments in response to changes in interest rates, including changes in investment yields and changes in spreads due to credit risks and other factors.
Our investment portfolio, including our fixed maturity portfolio, has exposure to interest rate risk. Changes in the investment value attributable to interest rate changes are mitigated by corresponding and partially offsetting changes in economic value of our liabilities. We monitor this exposure through periodic reviews of our asset and liability positions and we manage interest rate risk by selecting investments with characteristics such as duration, yield, currency and liquidity tailored to the anticipated cash outflow characteristics of our insurance and reinsurance liabilities. Portfolio duration is primarily managed through cash market transactions.
The interest rate sensitivity relating to changes in fair value in our fixed maturity portfolio is assessed using hypothetical scenarios that assume parallel shifts of the yield curves. Our actual experience may differ from the results indicated below, particularly due to the assumptions reflected or if events occur that were not included in the methodology.
Our sensitivity analysis model produces a loss in fair value in the fixed maturity portfolio of (i) $0.2 million and $0.7 million as of December 31, 2022 and 2021, respectively, based on a hypothetical and instantaneous 50 basis point parallel increase in interest rates (including impacts of changes in credit spreads), and (ii) $0.4 million and $1.4 million as of December 31, 2022 and 2021, respectively, based on hypothetical and instantaneous 100 basis point parallel increase in interest rates (including impacts of changes in credit spreads).
Credit Risk
Credit risk is the possibility that counterparties may not be able to meet payment obligations when they become due. A counterparty is any person or entity from which cash or other forms of consideration are expected to extinguish a liability or obligation to us. With respect to our market risk sensitive instruments, we have exposure to credit risk as a holder of fixed maturity securities and by entering into reinsurance cessions.
Our risk management strategy and investment policy is to invest in securities from a diversified pool of issuers and to limit the amount of credit exposure with respect to any one issuer. We attempt to limit our credit exposure by imposing fixed maturity portfolio limits on individual issuers based upon credit quality, among other strategies.

The following table shows the credit quality of our fixed maturity securities portfolio as of the dates indicated:

	December 31, 2022		December 31, 2021
Rating	Fair Value	Percentage of Total	Fair Value	Percentage of Total
Aaa/Aa/A	$9.2	100%	$22.2	68%
Baa	—	—%	10.6	32%
Total	$9.2	100%	$32.8	100%
We are also exposed to the credit risk of our reinsurers. When we purchase reinsurance, we are still liable to our insureds regardless of whether we get reimbursed by our reinsurer. As part of our overall risk and capacity management strategy, we purchase reinsurance for certain risks that we underwrite.
We had $459.2 million and $435.7 million of reinsurance recoverables as of December 31, 2022 and 2021, respectively, the majority of which are protected from credit risk by various types of risk mitigation mechanisms such as trusts, letters of credit or by withholding the assets in a modified coinsurance or co-funds-withheld arrangement. For example, reserves of $17.4 million, $4.9 million and $436.5 million as of December 31, 2022 and $20.1 million, $5.0 million and $410.2 million as of December 31, 2021, relating to coinsurance arrangements with Sun Life, Talcott Resolution (formerly owned by The Hartford) and John Hancock (a subsidiary of Manulife Financial Corporation), respectively, related to sales of businesses that are backed by trusts. If the value of the assets in these trusts falls below the value of the associated liabilities, Sun Life and John Hancock, as applicable, will be required to put more assets in the trusts. We may be dependent on the financial condition of Sun Life and John Hancock, whose A.M. Best ratings are A+ and A+, respectively. A.M. Best currently maintains a stable outlook on each of their financial strength ratings. For recoverables that are not protected by these mechanisms, we are dependent solely on the credit of the reinsurer. Occasionally, the credit worthiness of the reinsurer becomes questionable. See the section entitled “Risk Factors” for further information. A majority of our reinsurance exposure has been ceded to companies rated A+ by A.M. Best.

(K) EXECUTIVE OFFICERS
The table below sets forth certain information, as of April 17, 2023, concerning each person deemed to be an Executive Officer of the Company. There are no arrangements or understandings between any Executive Officer and any other person pursuant to which the officer was selected.

Name	Age	Positions
Paula M. SeGuin[1]	55	Chairman of the Board; Chief Executive Officer, President and Director; Director of Compliance, Assurant.
Dawn Lamnin[2]	52	Vice President and Director; Senior Vice President, Financial Services, Assurant.
Laura Hochban[3]	43	Chief Financial Officer and Treasurer; Vice President, Investment Accounting and Statutory Reporting, Assurant.
 __________________
1    Please see Ms. SeGuin's biography in the section entitled "Directors".
2    Ms. Hochban has served as Chief Financial Officer and Treasurer of the Company since March 17, 2023. She has served as Vice President, Investment Accounting and Statutory Reporting of Assurant since 2021, and as Vice President of Investment Accounting from 2018 to 2021. Prior to that, she was Director, Investment Accounting, from 2013 to 2018. Ms. Hochban is also a CPA.
2    Please see Ms. Lamnin's biography in the Section entitled "Directors".

Code of Ethics. The Assurant Code of Business Conduct and Ethics (the "Code of Ethics") is applicable to all employees, officers and directors, including the executive officers of the Company. The Code of Ethics may be found under the “Corporate Governance” subsection of the “Investor Relations” section of Assurant's website at http://ir.assurant.com.

DIRECTORS
We currently have seven directors. The biographies of each of the directors below contain information regarding the person's service as a director, business experience, director positions held currently and/or during the last five years, and experience that led the Company to conclude that they should serve as directors.

Dawn Lamnin, Director. Ms. Lamnin, 52, began serving as Vice President of the Company on May 9, 2019, and served as Chairman of the Board from May 9, 2019 until May 4, 2020. She has also served as Senior Vice President of Global Financial Services since September, 2020 and as Senior Vice President of Financial Services (a business line within Global Lifestyles, an operating segment of Assurant) since April, 2019.  Prior to this, she served as Vice President of Business Development from 2018 to 2019, and Vice President and Product Leader from 2016 to 2018.  Having also held other roles, she has worked within the business lines of Assurant since 1996.  Mrs. Lamnin’s product and business knowledge led the Company to conclude that she should serve as director.

Melissa J.T. Hall, Director. Ms. Hall, 58, has served as a director of the Company since September 2005. She has also served as Senior Vice President, Tax of Assurant since August 2005, having previously served as Vice President, Tax and Financial Ratings since July 1997. Ms. Hall's 18 years of experience at Assurant and her valuable financial and tax experience led the Company to conclude that she should serve as a director.

Eric Kurzrok, Director. Mr. Kurzrok, 46, was appointed as a director of the Company in March, 2016. He has also served as an Assistant Treasurer of Assurant since 2017, and as a Vice President and Actuary, Ratings and Capital, of Assurant since 2008. Mr. Kurzrok is a Fellow of the Society of Actuaries and a Member of the American Academy of Actuaries.

Terry J. Kryshak, Director. Mr. Kryshak, 72, has served as a director of the Company since April 1991. Previously, he served as Senior Vice President of the Company from 1999 until he retired in January 2011. Mr. Kryshak's extensive experience in the administration and operation of the Company led the Company to conclude that he should serve as a director.

Richard J. Lauria, Director. Mr. Lauria, 57, has served as a director of the Company since October 2022. Previously, he served as Senior Vice President, Global Risk Modeling and Insurance Purchasing of Assurant from March 2018 to July

2019. Mr. Lauria also served as Chief Corporate Actuary. Mr. Lauria's valuable financial and risk experience led the Company to conclude that he should serve as a director.

Tamrha ViAnn Mangelsen. Ms. Mangelsen, 61, has served as a director of the Company since October 2022. Previously, she served as Vice President, Enterprise Business Services - Statutory Reporting of Assurant from 2012 until her retirement in 2019. Her strong financial and operational experience at Assurant led the Company to conclude that she should serve as a director.

Paula M. SeGuin, Director. Ms. SeGuin, 55, began serving as Chairman of the Board since May 4, 2020, and Chief Executive Officer as of March 1, 2016. She has served as President of the Company since January 2013, as Assistant Secretary of the Company from 2000 to 2016 and as a director of the Company since May 2007. She also served as Chief Administrative Officer from 2004 to 2013 and as Vice President from 2000 to 2013. Ms. SeGuin has also served as Director of Compliance at Assurant since January 2005. Ms. SeGuin's day-to-day administrative experience at Assurant led the Company to conclude that she should serve as a director.

(L) COMPENSATION DISCUSSION AND ANALYSIS
I. Executive Summary

Introduction
This Compensation Discussion and Analysis ("CD&A") provides a detailed review of the compensation principles and strategic objectives governing the compensation of the following individuals, who were our named executive officers ("NEOs") during 2022:

Paula M. SeGuin	Chairman of the Board, Chief Executive Officer and President; Director of Compliance, Assurant.
Athanasios Bolovinos	Treasurer and Chief Financial Officer; Vice President, Assistant Controller, Assurant.
Dawn Lamnin	Vice President; Senior Vice President, Financial Services, Assurant.

Because the Company is a wholly-owned subsidiary of Assurant and each of the NEOs has or had a role at Assurant (or a division of Assurant) as of December 31, 2022, our compensation program is primarily based on and part of the compensation program of Assurant.

The 2022 compensation of our NEOs was based on a compensation program focused on the strategic and financial objectives of Assurant.

For more detailed information on Assurant's 2022 compensation programs, awards and performance metrics, please see Assurant's Proxy Statement, as filed with the SEC on March 23, 2023.

II. What Guides Our Program

Our Executive Compensation Principles
Our core executive compensation principles are based on the principles of Assurant and are set forth below:

•Executive compensation programs should align the interests of our executives with those of our stockholders by tying compensation to the Company's stock price and financial performance.1
•Executive compensation opportunities should be sufficiently competitive to motivate and retain talent while aligning their interests with those of our stockholders.1
•Our incentive-based programs should motivate our executives to deliver strong, sustainable results.

__________________

1     Union Security Life Insurance Company of New York does not have securities that are publicly traded and, therefore, all references to stock and stockholders in this CD&A refer to those of Assurant.

The Compensation Decision\-Making Process
The Compensation Committee of Assurant's Board of Directors (the "Assurant Compensation Committee") oversees Assurant's executive compensation program and advises the full Assurant Board on general aspects of Assurant's compensation and benefit policies.

The compensation of our NEOs is reviewed annually. For 2022, the compensation of our Chief Executive Officer was determined through a process whereby senior management at Assurant reviewed her performance and compensation and made decisions regarding her compensation. The same process was utilized to determine the compensation for our Chief Financial Officer. The compensation of Ms. Lamnin was determined through a process whereby senior management at Global Lifestyle reviewed her performance and compensation and made decisions regarding her compensation.

The Chief Executive Officer of Assurant also provides input, in consultation with Chief Administrative Officer, on the annual incentive plan performance goals that apply to the Company's NEOs.

Level of Compensation Provided
Market Positioning. Assurant and the Company believe that the best way to attract and retain top talent while maintaining appropriate levels of compensation is to provide target total direct compensation opportunities to our NEOs at levels and on terms that are competitive with the market and/or peer companies, as further described below. The relative levels of each element of total direct compensation (base salary, annual incentive and long-term equity incentive) are also determined by reference to these benchmarks.

Company-Level NEOs - Company Market Survey Data. The Company is not a publicly-traded company and does not have a compensation peer group; however, it does rely on certain market survey data to set target total direct compensation that is competitive with the market. The Company targets base salary at the 50th percentile of market. Compensation levels for total direct compensation (including mix of base pay, short- and long-term incentive compensation) are established based upon market data for comparable positions at comparable companies in the insurance and financial services industries. Short- and long-term incentive compensation are aligned with recommended targets for each NEO's grade and scope of responsibility.

III. 2022 Executive Compensation Program

Elements of Compensation

Base Salaries
The base salary for each of our NEOs is intended to be competitive with that of available market data reviewed by Assurant. In 2022, base salaries for certain NEOs were increased to the amounts shown in column (c) of the Summary Compensation Table below.

Annual Incentive Compensation
Overview.  For the enterprise, consistent with its long-term growth strategy, Assurant has allocated 42% of the target annual incentive opportunity provided to its employees to profitability measures, 28% to top-line revenue growth for specified areas and 30% to individual performance. The Compensation Committee of Assurant set the annual incentive performance goals of net operating income excluding reportable catastrophe losses (“NOI”) and top-line revenue from net earned premiums and fee income for 2022 based on the performance of Assurant. As further described below, Assurant uses operating measures for these financial targets because they exclude the impact of net realized gains (losses) on investments and other unusual and/or non-recurring or infrequent items. Management takes a number of factors into account when developing recommended performance goals. In any given year, these factors may include results from prior years, opportunities for strategic growth and economic trends that may impact our business (e.g., levels of consumer spending, unemployment rates, mortgage default rates or prevailing conditions in the credit markets).

2022 Annual Incentive Compensation for the Company's NEOs: Financial Metrics.2 For 2022, Assurant sought to establish financial targets that were challenging and would motivate its senior executives to deliver profitable growth. For our NEOs, the financial targets apply to Assurant. Profitability, weighted at 42%, is measured by the performance results of Assurant’s NOI. Top-line revenue, weighted at 28%, is measured by revenue from net earned premiums and fee income. The remaining portion of our NEOs' 2022 annual incentive goal is based on their individual performance, weighted at 30%.

Annual Incentive Performance Results.3 For the NEOs, the performance levels for 2022 that would result in 0.0, 0.5, 0.9, 1.0, 1.1, 1.5 and 2.0 multipliers for Assurant NOI were $611, $654, $705, $727, $749, $800 and $843 million, respectively. Assurant's NOI for 2022 was $690 million. The performance levels for 2022 that would result in 0.0, 0.5, 0.9, 1.0, 1.1, 1.5 and 2.0 multipliers for Assurant's top-line revenue were $8,808, $9,437, $9,962, $10,486, $11,010, $11,535 and $12,164 million, respectively. Assurant's top-line revenue for 2022 was $9,947 million. Based on the above metrics and performance results, the 2022 annual incentive performance multiplier for enterprise goals was 0.82 for all employees, including the NEOs.

The individual performance multiplier for 2022 for the NEOs was 1.07 for Ms. SeGuin, 1.20 for Mr. Bolovinos and 1.50 for Ms. Lamnin.

Based on the above metrics, enterprise performance results and individual performance results, the composite annual performance multiplier (rounded) for Ms. Seguin was 0.89, for Mr. Bolovinos was 0.93 and for Ms. Lamnin 1.02.

The performance targets described above are disclosed only to assist investors and other readers in understanding executive compensation provided to certain of the Company's executive officers. They are not intended to provide guidance on, and should not be relied on as predictive of, Assurant's future performance or the future performance of the Company or any of Assurant's operating segments.

The following table shows target annual incentive compensation, the weighted average multipliers for each NEO and the resulting annual incentive award payout for 2022:

Name	2022 Target Annual Incentive	2022 Multiplier	2022 Annual Incentive Payment
Paula M. SeGuin	$30,625	0.89	$27,379
Anthanasios Bolovinos	$89,175	0.93	$83,286
Dawn Lamnin	$123,750	1.02	$126,720
__________________
2    For additional information regarding the measures discussed below, please see Assurant's proxy statement filed with the SEC on March 23, 2023. The proxy statement is not incorporated by reference herein. Certain measures are non-GAAP. A reconciliation of the reported non-GAAP measures to their most comparable GAAP measures can be found in Appendix A of the Assurant’s proxy statement.
3    Results in this paragraph may differ from Assurant’s reported results since expenses, revenues and other effects associated with acquisition activity during the year and changes in accounting and certain other changes that do not reflect changes in the underlying business are generally excluded when calculating results.

Long-term Equity Incentive Compensation
The Company's NEOs participate in Assurant's long-term equity incentive compensation program. Assurant uses performance share units ("PSUs") and restricted stock units ("RSUs") as equity compensation vehicles under the Amended and Restated Assurant, Inc. 2017 Long Term Equity Incentive Plan ("ALTEIP"). A stock unit represents the right to receive a share of Common Stock at a specified date in the future, subject, in the case of PSUs, to the attainment of pre-established performance criteria.

The 2022 ALTEIP grants awarded to the Company's NEOs are comprised of a mix of 50% PSUs and 50% RSUs. PSUs support sustainable long-term stockholder return and closely align the interests of management and stockholders. The maximum payout opportunity for PSUs is capped at 200% of an NEO’s target opportunity. Unless a PSU recipient is retirement eligible, the recipient must be continuously employed by Assurant or any of its subsidiaries through the performance determination date following the end of the applicable performance period to achieve payout. RSUs typically vest in equal annual installments over a three-year vesting period and are granted in March of each year. Additional information regarding the terms and conditions of PSUs and RSUs awarded under the ALTEIP is provided under "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table - Long Term Incentive Awards" below.

For PSU awards granted in 2019-2022, Assurant’s performance is measured with respect to two equally weighted metrics measured over a three-year performance period: absolute net operating income per diluted share excluding reportable catastrophes ("NOI EPS"), measured as the sum of each year within the three-year performance period, and total stockholder return ("TSR") relative to the S&P 500 Index,. Measurement of performance against the designated financial performance metrics includes unusual or non-recurring events and other extraordinary items, unless otherwise determined by the Assurant Compensation Committee. NOI EPS excludes reportable catastrophe losses because they create volatility that is beyond the executive’s control and the Assurant Compensation Committee believes executives should be focused on the underlying performance of the business.

Performance-Based Long-Term Equity Plan Design Attributes

Metrics and Weighting	Absolute NOI EPS[1] — 50%
Relative Total Stockholder Return[2] — 50%
Performance Measured	TSR measured against S&P 500 Index
Against an Index
Payout Considerations	For the relative TSR metric:
Minimum threshold for payout is the 25th percentile
Payouts capped at 200% of target if the percentile is at or above the 90th percentile

For the absolute NOI EPS ex-CAT metric:
Payouts capped at 200% of target
Threshold for payout set at pre-determined performance level
(1)  Cumulative Assurant three-year NOI EPS, excluding reportable catastrophes.
(2)  Percentage change on Assurant stock plus dividend yield percentage.

2019-2021 Performance Period
In 2022, the Assurant Compensation Committee approved equity payments for PSUs granted in 2019 based on the financial metrics described above. Assurant’s cumulative percentile ranking relative to companies in the S&P 500 Index with regard to TSR over the 2019-2021 performance period was in the 59th percentile, which represents a payout at 118% of target. Assurant achieved 2019-2021 cumulative NOI EPS, excluding reportable catastrophes,1 of $31.27, which represents a payout at 106% of target. As a result, each NEO received shares of common stock equal to 112% of their target number of PSUs granted in 2019, which represents the average payouts for TSR and NOI EPS. The performance levels for the 2019-2021 performance cycle are reflected in the charts below.

1 Represents a non-GAAP measure. A reconciliation of this non-GAAP measure to its most comparable GAAP measure can be found in Appendix A to Assurant's proxy statement.

Performance-Based Long-Term Equity Plan Design — TSR Metric

2019-2021 Performance Period
Performance Level	Ranking v. S&P 500 Index	Payout
Maximum	90th Percentile	200%
Stretch	75th Percentile	150%
Target	50th Percentile	100%
Threshold	25th Percentile	50%
Below Threshold	Below 25th Percentile	0%

Performance-Based Long-Term Equity Plan Design — NOI EPS Metric

NOI EPS 2019-2021 Performance Period
Performance Level	Cumulative NOI EPS[1]	Payout
Maximum	$35.86	200%
Stretch	$34.30	125%
Above Target	$32.74	110%
Target	$31.18	100%
Near Target	$29.62	90%
Below Target	$28.06	75%
Threshold	$26.50	50%
Below Threshold	$26.49 or less	0%

1.Cumulative three-year NOI EPS, excluding reportable catastrophes.

IV. Our Executive Compensation Practices & Policies

Timing of Equity Grants
Assurant does not coordinate the timing of equity awards with the release of material non-public information. Annual equity awards are granted on March 16 each year.

Tax and Accounting Implications
The Assurant Compensation Committee continues to emphasize performance-based compensation to attract, retain and reward strong executives. While the Assurant Compensation Committee generally seeks to pay compensation that is tax-deductible, it reserves the right to pay non-deductible compensation to the extent it deems appropriate.

The compensation that Assurant pays to the NEOs is reflected in our consolidated financial statements as required by GAAP. We account for stock-based compensation under the ALTEIP and all predecessor plans in accordance with the requirements of FASB ASC Topic 718, Stock Compensation.

V. Other Elements of Compensation

The Company's NEOs participate in the same health care, disability, life insurance, severance, pension and 401(k) benefit plans made available generally to Assurant's U.S. employees. In addition, some of these executives are eligible for certain supplemental retirement plans and limited perquisites described below.

Retirement Plans. All NEOs except Mr. Bolovinos participate in the Assurant Pension Plan (the "Pension Plan"). Ms. Lamnin also participates in the Assurant Executive Pension Plan (the "Executive Pension Plan") and the Assurant Executive 401(k) Plan (the "Executive 401(k) Plan"). Mr. Bolovinos also participates in the Executive 401(k) Plan. The goals of these retirement plans are to provide certain senior executives with competitive levels of income replacement upon retirement to attract and retain talent in key positions. The Executive 401(k) Plan replaces income levels capped under the the 401(k) Plan by the Code. The Executive Pension Plan replaces income levels capped under the Pension Plan by the Code. Both the Pension Plan and the Executive Pension Plan were frozen and no additional benefits have accrued since 2016. Additional information regarding these plans is provided under "Narrative to the Pension Benefits Table" below and "Narrative to the Nonqualified Deferred Compensation Plans Table" below.

Deferred Compensation Plans. The NEOs may be eligible to participate in the Amended and Restated Assurant Deferred Compensation Plan (the "ADC Plan"). The ADC Plan provides key employees the ability to defer a portion of their eligible compensation which is then notionally invested in a variety of mutual funds. Deferrals and withdrawals under the ADC Plan are intended to be fully compliant with Section 409A of the Code ("Section 409A"). Additional information regarding the terms and conditions of these plans is provided under "Narrative to the Nonqualified Deferred Compensation Plans Table" below.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The table below shows compensation provided to the NEOs during 2022, 2021 and 2020.

Summary Compensation Table for Fiscal Years 2022, 2021, and 2020

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards [1] ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation [2] ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Paula M. SeGuin, Chairman of the Board, Chief Executive Officer, and President; Director of Compliance, Assurant.	2022 2021 2020	152,885 146,882 142,065	— — —	25,852 22,776 21,841	— — —	27,379 32,654 36,487	— — —	12,520 11,582 14,298	218,636 213,894 214,691
Athanasios T. Bolovinos, Chief Financial Officer and Treasurer; Vice President, Assistant Controller, Assurant.	2022 2021 2020	296,971 281,537 271,000	— — —	190,891 126,015 202,947	— — —	83,286 113,678 96,436	— — —	32,355 27,196 26,660	603,503 548,426 597,043
Dawn L. Lamnin, Vice President; Senior Vice President, Financial Services, Assurant.	2022 2021 2020	275,000 266,353 257,500	— — —	154,326 137,512 183,868	— — —	126,720 131,615 140,099	— — —	25,883 24,757 26,668	581,929 560,237 608,135

1.The amounts reported in column (e) for 2022, 2021, and 2020 represent awards of PSUs and RSUs. These amounts are consistent with the grant date fair values of each award computed in accordance with FASB ASC Topic 718 using the closing price of Assurant's common stock on the grant date. Please see column (k) in the Grants of Plan-Based Awards table for the closing price on the grant date for 2022 awards.
The amounts included in column (e) for PSUs were computed based on the achievement of target level performance as the probable outcome of the performance condition for each award. As described in “CD&A - Long-Term Equity Incentive Compensation” , payouts for PSU awards can range from no payout to 200% maximum payout.

Assuming the achievement of maximum performance level for each NEO, the amounts in column (e) representing only PSUs would be as follows: (i) for awards granted in 2022; $28,688 for Ms. SeGuin; $129,529 for Mr. Bolovinos; and $171,256 for Ms. Lamnin; (ii) for awards granted in 2021; $23,570 for Ms. SeGuin; $89,273 for Mr. Bolovinos; and $142,306 for Ms. Lamnin; and (iii) for awards granted in 2020; $22,705 for Ms. SeGuin; $73,383 for Mr. Bolovinos; and $111,527 for Ms. Lamnin.
Please see Footnote 21, Stock Based Compensation - Performance Share Units, of Assurant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC (the “2022 Form 10-K”) for a discussion of the assumptions used in this valuation.
2.The table below details the amounts reported in the “All Other Compensation” column, which include premiums paid for Executive LTD, Assurant contributions to the Assurant Executive 401(k) Plan, Assurant contributions to the Assurant 401(k) Plan, dividends and dividend equivalents, and certain other amounts during 2022:

Name	Executive LTD	Assurant Contributions to Assurant Executive 401(k)	Assurant Contributions to Assurant 401(k)	Dividends and Dividends Equivalent [a]	Other Amounts	Total
Paula M. SeGuin	—	—	$11,132	$1,388	—	$12,520
Athanasios T. Bolovinos	—	$6,339	$18,300	$7,716	—	$32,355
Dawn L. Lamnin	—	$6,097	$14,025	$5,761	—	$25,883
a.The amounts in this column reflect the dollar value of dividends and dividend equivalents paid in 2022 on unvested RSUs that were not factored into the grant date fair value required to be reported for these awards in column (e). The amounts in column (i) of the Summary Compensation Table for prior years reflect the dollar value of dividends and dividend equivalents paid on unvested awards of RSUs in those respective years that were not factored into the grant date fair value required to be reported for these awards in column (e). Dividend equivalents were paid on 2019 PSUs for shares vested in 2022. No dividends or dividend equivalents were paid on PSUs granted in 2022, 2021 or 2020.

Grants of Plan-Based Awards
The table below sets forth each grant of an award made to each NEO during 2022 under any incentive plan.

Grants of Plan-Based Awards Table for Fiscal Year 2022

		Award Type	Estimated Future Payouts Under Non-Equity Incentive Plan Awards [1]			Estimated Future Payouts Under Equity Incentive Plan Awards [2]			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($) [3]
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)
Paula M. SeGuin	3/16/2022 3/16/2022 —	RSU PSU Annual Incentive	— — 0	— — 30,625	— — 61,250	— 33 —	— 66 —	— 132 —	66 — —	$11,508 $14,344 —
Athanasios T. Bolovinos	3/16/2022 3/16/2022 4/01/2022 —	RSU PSU RSU Annual Incentive	— — — 0	— — — 89,175	— — — 178,350	— 149 — —	— 298 — —	— 596 — —	298 — 400 —	$51,959 $64,764 $74,168 —
Dawn L. Lamnin	3/16/2022 3/16/2022 —	RSU PSU Annual Incentive	— — 0	— — 123,750	— — 247,500	— 197 —	— 394 —	— 788 —	394 — —	$68,698 $85,628 —
1The values in columns (d), (e), and (f) are based on multiplying a 0 (threshold), 1 (target), and 2 (maximum) multiplier times each NEO’s annual incentive target award percentage. The actual annual incentive award earned by each NEO for 2022 performance is reported in the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table.
2As described in the “CD&A - Long-Term Equity Incentive Compensation”, payouts for PSU awards can range from no payment to 200% maximum payout.
3    The base price of 2022 RSU awards is equal to the closing price of Assurant Common Stock on the grant date. The grant date fair value of each RSU award was computed in accordance with FASB ASC Topic 718 using the closing price of the Assurant's Common Stock on the grant date.
The base price of 2022 PSU awards and the grant date fair value of each PSU award were computed in accordance with FASB ASC Topic 718 based on achievement of target performance. Please see Footnote 21, Stock Based Compensation - Performance Share Units, of Assurant’s 2022 Form 10-K for a discussion of the assumptions used in this valuation.
Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table

Annual Incentive Awards

Annual incentive payments for Mses. SeGuin and Lamnin and Mr. Bolovinos were paid pursuant to the Assurant’s annual incentive program. For more information regarding the performance criteria applicable to each of our NEOs, please see the section entitled "CD&A - Annual Incentive Compensation."
Long Term Equity Incentive Awards
Assurant's equity-based awards are granted under the ALTEIP. The RSUs typically vest in three equal annual installments on each of the first three anniversaries of the grant date. Dividend equivalents on RSUs are paid in cash during the vesting period. Participants do not have voting rights with respect to RSUs. PSUs vest on the third anniversary of the grant date, subject to a participant's continuous employment through the vesting date and the level of performance achieved. Dividend equivalents on PSUs are accrued and paid in cash at the end of the performance period in accordance with the level of performance achieved. Participants do not have voting rights with respect to PSUs.

Outstanding Equity Awards at Fiscal Year End
The table below provides details about each outstanding equity award held by the NEOs as of December 31, 2022.

Outstanding Equity Awards Table for Fiscal Year 2022

	Stock Awards [1]
Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested [2] ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested [2] ($)
(a)	(b)		(c)	(d)		(e)
Paula M. SeGuin	66	5	8,254
				125	10	15,633
				80	11	10,005
				33	12	4,127
Athanasios T. Bolovinos	135	3	16,883
	600	6	75,036
	202	4	25,262
	298	5	37,268
	167	8	20,885
	400	9	50,024
				404	10	50,524
				303	11	37,893
				149	12	18,634
Dawn L. Lamnin	205	3	25,637
	322	4	40,269
	376	7	47,023
	394	5	49,274
				614	10	76,787
				483	11	60,404
				197	12	24,637
1These columns represent awards under the ALTEIP. Awards are PSUs or RSUs.
2Value was determined using the December 31, 2022 closing price of Assurant's common stock of $125.06.
3This RSU award was granted on March 16, 2020 and vests in three equal annual installments on each of the first three anniversaries of the grant date.
4This RSU award was granted on March 16, 2021 and vests in three equal annual installments on each of the first three anniversaries of the grant date.
5This RSU award was granted on March 16, 2022 and vests in three equal annual installments on each of the first three anniversaries of the grant date.
6This RSU award was granted on January 2, 2020 and vests in three 20% installments on each of the first three anniversaries of the grant date. The remaining 40% installment vests on the fourth anniversary of the grant date.
7This RSU award was granted on April 1, 2020 and vests in four equal annual installments on each of the first four anniversaries of the grant date.
8This RSU award was granted on October 1, 2021 and vests in three equal annual installments on each of the first three anniversaries of the grant date.
9This RSU award was granted on April 1, 2022 and vests in three equal annual installments on each of the first three anniversaries of the grant date
10This PSU award was granted on March 16, 2020 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance goals. The values for this award in columns (d) and (e) are reported at the target level, as Assurant’s ranked average performance for 2020-2022 relative to applicable index was not expected to exceed the applicable performance goals as of the date of the filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2020-2022 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

11This PSU award was granted on March 16, 2021 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance goals. The values for this award in columns (d) and (e) are reported at the target level, as Assurant's ranked average performance for 2021-2022 relative to applicable index was not expected to exceed the applicable performance goals as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2021-2023 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.
12This PSU award was granted on March 16, 2022 and vests on the third anniversary of the grant date, subject to the level of achievement with respect to the applicable performance goals. The values for this award in columns (d) and (e) are reported at the threshold level, as Assurant's ranked average performance for 2022 relative to applicable index was not determinable as of the date of filing of this proxy statement. The ultimate payout under this PSU award is based on a final determination of performance during the full 2022-2024 performance period, which is not yet determinable and which may differ from the performance level required to be disclosed in this table.

Stock Vested in Fiscal Year 2022
The table below sets forth the number of shares acquired in Fiscal Year 2022 as a result of the vesting of RSUs and PSUs awarded to the NEOs under Assurant's equity incentive plan.

Stock Vested Table for Fiscal Year 2022

Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting [1] ($)
(a)	(b)	(c)
Paula M. SeGuin RSUs PSUs	200 [2] 119 [3]	35,008 20,749
Athanasios T. Bolovinos RSUs PSUs	629 [2] 369 [3]	103,558 64,339
Dawn L. Lamnin RSUs PSUs	632 [2] 265 [3]	112,264 46,205
1The value realized on vesting was determined using the closing price of Assurant's common stock on the vesting date (or prior trading day if the vesting date fell on a weekend or holiday).
2This amount includes the value of outstanding RSU awards granted to Ms. SeGuin in 2020 and 2021 that, in accordance with the terms of the applicable award agreements, became fully vested in 2022 because Ms. SeGuin is eligible for retirement. Payouts in respect of these awards will continue in accordance with the applicable vesting schedule, subject to full payout in the event of an actual retirement from employment (in compliance with Code Section 409A). Accordingly, the amount of compensation actually realized upon a payout will be based on the then-fair market value of Assurant common stock and may differ from the amount set forth above.
3These amounts represent the value of PSU awards granted in 2019 that, in accordance with the terms of the applicable award agreements, became fully vested in 2022. The performance ranking for these awards exceeded the median performance of the peer group which resulted in a final payout amount of 112% of target shares awarded.

Pension Benefits
Assurant maintains the following defined benefit pension plans: the Assurant Pension Plan, a broad-based, tax qualified, defined benefit pension plan, and the Assurant Executive Pension Plan, a nonqualified executive defined benefit pension plan. All defined benefit pension plans were frozen and no additional benefits have accrued since February 29, 2016.

The table below provides information for each defined benefit plan that provides for pension payments to the NEOs.

Pension Benefits Table for Fiscal Year 2022

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
(a)	(b)	(c)	(d)	(e)
Paula M. SeGuin	Assurant Pension Plan Assurant Executive Pension Plan	22 —	164,295 —	— —
Athanasios T. Bolovinos[1]	Assurant Pension Plan Assurant Executive Pension Plan	— —	— —	— —
Dawn L. Lamnin	Assurant Pension Plan Assurant Executive Pension Plan	19.1667 19.1667	216,750 29,687	— —
1    Mr. Bolovinos is not eligible to participate in the Assurant Pension Plan or Assurant Executive Pension Plan.

Narrative to the Pension Benefits Table
The following is a description of the plans and information reported in the Pension Benefits Table.

The Assurant Pension Plan
Eligible employees hired by Assurant prior to January 1, 2014, were generally able to participate in the Assurant Pension Plan after completing one year of service with Assurant. Employees hired by Assurant on or after January 1, 2014 were not eligible to participate in the Assurant Pension Plan. Mr. Bolovinos is not eligible to participate in the Assurant Pension Plan.

The lump sum value of the benefit is based on the participant’s accumulated annual accrual credits multiplied by their final average earnings. Final average earnings is defined as the highest average annual compensation for five consecutive complete calendar years of employment during the ten consecutive complete calendar years immediately prior to the plan freeze date. As set forth below, annual accrual credits are measured in percentages and increase as participants reach certain credited service milestones.

Years of Service	Credit
Years 1 through 10	3%
Years 11 through 20	6%
Years 21 through 30	9%
Years 31 and over	12%

The present value of accumulated benefits at December 31, 2022 is determined as the lump sum value of the benefit based on the participant’s accumulated annual accrual credits and final average earnings (limited by Section 401(a)(17) of the Code), which were frozen as of February 29, 2016.

The normal retirement age for the Assurant Pension Plan is 65. Benefits are actuarially reduced for any payment prior to age 65. Participants may immediately commence their benefit at termination of employment or they may elect to defer the commencement up to age 65. A participant becomes 100% vested in the benefits after three years of vesting service. All participating NEOs are 100% vested. If the participant is married, the normal form of payment is a 50% joint and survivor annuity. If the participant is not married, the normal form of payment is a life annuity.

The Assurant Executive Pension Plan
Eligible employees hired by Assurant prior to January 1, 2014, were generally able to participate in the Assurant Executive Pension Plan after completing one year of service with Assurant and when their eligible compensation exceeded the Section 401(a)(17) compensation limit. Employees hired by Assurant on or after January 1, 2014 were not eligible to participate in the Assurant Executive Pension Plan. Eligible compensation for participants was not capped. Ms. SeGuin and Mr. Bolovinos were not eligible to participate in the Assurant Executive Pension Plan.

A participant’s benefit under the Assurant Executive Pension Plan is equal to the benefit he or she would have received under the Assurant Pension Plan at normal retirement age (65), recognizing all eligible compensation (not subject to the limit in the Code) reduced by the benefit payable under the Assurant Pension Plan. The benefits under the Assurant Executive Pension Plan are payable only in a lump sum following termination of employment. Payments will be made following termination of employment and are subject to the restrictions under Section 409A. A participant becomes vested in the benefits under the Assurant Executive Pension Plan after three years of service. All participating NEOs are currently 100% vested.

The methodology for determining the present value of the accumulated benefits under the Assurant Executive Pension Plan uses the same assumptions and methodologies as the Assurant Pension Plan described above. The present value of accumulated benefits at December 31, 2022 is determined as the lump sum value of the benefit based on the participant’s accumulated annual accrual credits and unlimited final average earnings, which were frozen as of February 29, 2016, offset by the Assurant Pension Plan benefit.

Nonqualified Deferred Compensation Plans

The table below sets forth information for the NEOs with respect to each defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified. Assurant currently maintains the Assurant Deferred Compensation Plan (the "ADC Plan"), which provides for the deferral of compensation on a basis that is not tax qualified. The Assurant Executive 401(k) Plan is a nonqualified defined contribution plan.

Compensation Plans Table for Fiscal Year 2022

Name	Plan	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY [1,2] ($)	Aggregate Earnings in Last FY [1] ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at last FYE [1] ($)
(a)		(b)	(c)	(d)	(e)	(f)
Paula M. SeGuin	ADC Plan [3]	—	—	—	—	—
	Assurant Executive 401(k) Plan [4]	—	—	—	—	—
	TOTAL	—	—	—	—	—
Athanasios T. Bolovinos	ADC Plan [3]	—	—	—	—	—
	Assurant Executive 401(k) Plan [4]	—	6,339	(2,305)	—	17,557
	TOTAL	—	6,339	(2,305)	—	17,557
Dawn L. Lamnin	ADC Plan [3]	172,865	—	(384,294)	—	2,095,771
	Assurant Executive 401(k) Plan [4]	—	6,097	(11,389)	—	56,985
	TOTAL	172,865	6,097	(395,683)	—	2,152,756
1The amounts in column (c) were reported as 2022 compensation in the “All Other Compensation” column of the Summary Compensation Table as follows: for Mr. Bolovinos, $6,339 and for Ms. Lamnin, $6,097 of Assurant contributions to the Assurant Executive 401(k).
The NEOs’ aggregate earnings in the last fiscal year reported in column (d) with respect to the ADC Plan, as applicable, represent the notional capital gains or losses on investments in publicly available mutual funds, and notional interest and dividends held in the plans, during 2022. Assurant does not provide any preferential or above market earnings or contributions. These earnings are not reported in any column of the Summary Compensation Table. With respect to the Assurant Executive 401(k) Plan, the aggregate earnings represent the notional capital gains or losses, interest and dividends on the aggregate balance, during 2022. Similarly, Assurant does not provide any above market or preferential earnings and these earnings are not reported in the Summary Compensation Table.
For the Assurant Executive 401(k) Plan, the following amounts that make up the totals in column (f) were reported as compensation in the “All Other Compensation” column of the Summary Compensation Table for the 2020, 2021 and 2022 fiscal years, as applicable: for Mr. Bolovinos, $3,985 for 2020, $5,278 for 2021 and $6,339 for 2022; and for Ms. Lamnin, $4,062 for 2020, $6,987 for 2021 and $6,097 for 2022.
2The Assurant Executive 401(k) Plan amounts reported in this column reflect Assurant contributions to the Assurant Executive 401(k) Plan (6% of eligible compensation in excess of the limit under IRC Section 401(a)(17)).
3Assurant does not currently make any contributions to the ADC Plan.
4The Assurant Executive 401(k) Plan does not provide for participant contributions.

Narrative to the Nonqualified Deferred Compensation Plans Table
The following is a description of the plans and information reported in the Nonqualified Deferred Compensation Plans Table.

The ADC Plan
Participation in the ADC Plan is restricted to a select group of management or highly compensated employees of Assurant. Under the terms of the ADC Plan, deferral elections can be made once a year with respect to base salary or incentive payments to be earned in the following year. Amounts deferred under the ADC Plan are notionally invested in accordance with participant elections among various publicly available mutual funds and any notional earnings or losses are credited to a deemed investment account. Assurant does not provide any above market earnings or preferential earnings to participants. Each deferral must remain in the plan for at least one full calendar year, until July 1 of the following year or until the earlier of termination, disability or death. Deferrals cannot be changed or revoked during the plan year, except as permitted by applicable law. Upon voluntary or involuntary termination (including retirement) or disability, participants can withdraw their account balances from the ADC Plan in a lump sum or in annual installments over five, ten or fifteen years or other agreed upon installment schedule between the participant and the administrator. As a result of Code Section 409A, certain key employees (including potentially the NEOs) are subject to a six-month waiting period for distributions from the ADC Plan following termination.

The Assurant Executive 401(k) Plan
Eligible employees may generally participate in the Assurant Executive 401(k) plan after their eligible compensation exceeds the compensation limit under the Code ($305,000 for 2022). Assurant made an annual contribution for each participant in this plan equal to 6% of eligible compensation in excess of the limit. The participants select among various publicly available mutual funds in which the contributions are deemed to be invested on a tax deferred basis. Assurant does not provide any above market earnings or preferential earnings to the participants. Please see footnote 2 to the Summary Compensation Table above, for quantification of Assurant contributions to the Assurant Executive 401(k) Plan in 2022.

Benefits under the Assurant Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of Code Section 409A, including the six-month delay described above. A participant becomes vested in the benefits under the Assurant Executive 401(k) Plan after two years of service. All of the NEOs who participate in the Assurant Executive 401(k) Plan are 100% vested in their Assurant Executive 401(k) Plan benefit.

Potential Payments Upon Termination or Change in Control
The below table sets forth estimates of the respective potential payments each of the NEOs would have received at, following, or in connection with termination of employment under the circumstances described below on December 31, 2022.

Potential Payments Upon Termination or Change in Control Table on December 31, 2022

Name	Payout if Terminated Voluntarily 12/31/22 Not Retirement	Payout if Terminated Voluntarily 12/31/22 Retirement [1]	Payout if Terminated Involuntarily 12/31/22 [2]	Payout if Terminated Upon Change in Control 12/31/22	Payout if Terminated Upon Death 12/31/22	Payout if Terminated Upon Disability 12/31/22
	(a)	(b)	(c)	(d)	(e)	(f)
Paula M. SeGuin
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	54,151	54,151	54,151	32,641	32,641
Assurant Executive Pension Plan [4]	—	—	—	—	—	—
Assurant Executive 401(k) Plan [5]	—	—	—	—	—	—
Welfare Benefit Lump Sum [6]	—	—	$5,721	$5,721	—	—
Severance [7]	—	—	$176,683	$176,683	—	—
Outplacement [8]	—	—	$1,950	$1,950	—	—
TOTAL	—	54,151	$238,505	$238,505	$32,641	$32,641
Athanasios T. Bolovinos	—	—	—	—	—	—
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$175,209	$175,209	$175,209	$175,209
Assurant Executive Pension Plan [4]	—	—	—	—	—	—
Assurant Executive 401(k) Plan [5]	$17,557	—	$17,557	$17,557	$17,557	$17,557
Welfare Benefit Lump Sum [6]	—	—	$4,016	$4,016	—	—
Severance [7]	—	—	$148,625	$148,625	—	—
Outplacement [8]	—	—	$3,500	$3,500	—	—
TOTAL	$17,557	—	$348,907	$348,907	$192,766	$192,766
Dawn L. Lamnin	—	—	—	—	—	—
STIP Award	—	—	—	—	—	—
Long-Term Equity Awards [3]	—	—	$192,592	$192,592	$192,592	$192,592
Assurant Executive Pension Plan [4]	$29,687	—	$29,687	$29,687	$29,687	$29,687
Assurant Executive 401(k) Plan [5]	$56,985	—	$56,985	$56,985	$56,985	$56,985
Welfare Benefit Lump Sum [6]	—	—	$5,721	$5,721	—	—
Severance [7]	—	—	$275,000	$275,000	—	—
Outplacement [8]	—	—	$7,000	$7,000	—	—
TOTAL	$86,672	—	$566,985	$566,985	$279,264	$279,264
1As of December 31, 2022, Ms. SeGuin met the requirements for retirement eligibility (age 55 and 10 years of service). Accordingly, her voluntary termination would be considered a retirement and column (a) "Payout if Terminated Voluntarily Not Retirement" would not apply. Because none of the other NEOs were retirement eligible as of December 31, 2022, the column (b) entitled “Payout if Terminated Voluntarily Retirement” does not apply to them.
2The values in this column reflect an involuntary termination for reasons other than for cause. In the event of an involuntary termination for cause, the same amounts would be payable except the NEOs would not receive a pro-rata vesting with respect to their ALTEIP grants.
3These amounts assume accelerated vesting and/or exercise of all or a portion of unvested equity awards on December 31, 2022 based on the closing price of Assurant's common stock of $125.06 on December 31, 2022. These amounts also reflect accelerated vesting in the event of a change in control of Assurant, death, disability or an involuntary termination for reasons other than cause. PSU amounts are computed based on the achievement of target level performance for each award.

For Ms. SeGuin, the value in column (b) reflects accelerated vesting of unvested equity awards granted prior to 2022 as she met the requirements for retirement eligibility. Equity awards granted to Ms. SeGuin prior to 2022 under the ALTEIP plan would be accelerated as of December 31, 2022 since she meets the requirements for retirement eligibility; and equity awards granted in 2022 would be forfeited.
For all NEOs, values in column (d) assumes a hypothetical corporate change in control of Assurant.
4Assurant Executive Pension Plan benefits are payable only as a lump sum payment and as soon as administratively feasible following termination (in compliance with IRC Section 409A).
5This amount includes Assurant contributions to the Assurant Executive 401(k) Plan made in 2022.
6This amount represents a one-time lump sum payment by Assurant that equals the value of Assurant paid premiums for the medical and dental plans as of December 31, 2022 based on the years of severance service, severance level, and the individual’s benefit election (in accordance with IRC Section 409A).
7Severance, welfare lump sum and outplacement assistance provided pursuant to the Assurant Severance Pay Plan, as may be amended from time to time.
8This amount represents Assurant’s best estimate of the costs of outplacement services for each NEO.

Narrative to the Potential Payments Upon Termination or Change in Control Table
The following is a description of the information reported in the Potential Payments Upon Termination or Change in Control Table, including the methodology and material assumptions made in calculating the Executive Pension Plan benefit payable in the event of disability or death. The material terms of the Executive Pension Plan are described in "Narrative to the Pension Benefits Table" above. The material terms of the ADC Plan and the Assurant Executive 401(k) Plan are described in "Narrative to the Nonqualified Deferred Compensation Plans Table" above. Additional information on the ALTEIP is described in the CD&A and "Narrative to the Summary Compensation Table and Grants of Plan-Based Awards Table" above.

Treatment of Annual Incentive Awards
Under the STIP, if a participant's employment is terminated during a performance period due to retirement, death or a reduction in force or job elimination, Assurant may grant the participant a pro-rated award, depending on the timing of the termination event. Upon a change in control of Assurant, each participant will be paid an amount based on the level of achievement of the performance goals as determined by the Assurant Compensation Committee no later than the date of the change in control.

Accelerated and Pro-rated Vesting of Equity Awards
Upon a termination due to death or disability, RSUs and PSUs vest on a pro-rata basis (subject, in the case of PSUs, to the level of performance achieved). RSUs and PSUs vest in full upon retirement (subject, in the case of PSUs, to the level of performance achieved), except for grants made in the year of retirement, which are forfeited. RSUs and PSUs vest on a pro-rata basis upon an involuntary termination without cause (subject, in the case of PSUs, to the level of performance achieved), and are forfeited upon a voluntary termination.

In May 2017, Assurant’s stockholders approved the ALTEIP. All equity grants to NEOs from May 2017 onward are and continue to be made under to the ALTEIP. In the event of a change in control followed by an involuntary termination of employment within two years after such change in control, the ALTEIP provides that all RSUs shall vest immediately and PSUs will vest based on the greater of: (i) an assumed achievement of all relevant performance goals at the “target” level pro-rated based upon the length of time within the performance period that has elapsed prior to the change in control or (ii) the actual level of achievement of all relevant performance goals (measured as of the latest date immediately preceding the change in control for which performance can, as a practical matter, be determined).

The Assurant Executive 401(k) Plan
The benefits under the Assurant Executive 401(k) Plan are payable only in a lump sum following termination of employment. Payments made following termination of employment are subject to the restrictions of IRC Section 409A.

Change in Control Agreements
None of the NEOs was party to a change in control agreement in 2022.

CEO Pay Ratio

For 2022 and future years, the Securities and Exchange Commission ("SEC") requires a public company to disclose the ratio of the compensation of its Chief Executive Officer (“CEO”) to the compensation of its median employee. Our CEO is Ms. SeGuin.

SEC rules allow us to select a methodology for identifying the median employee that is appropriate based on our size, organizational structure and compensation programs. All of our NEOs are employees of Assurant. The NEOs have been considered to be employees of the Company for purposes of calculating the CEO pay ratio. There are no other employees of the Company.
We identified the median employee by calculating the annual total compensation using the same methodology used in the 2022 Summary Compensation Table, for all employees other than our CEO, who were employed as of December 31, 2022.
For 2022, we estimate that our CEO to median employee pay ratio is: 0.38, the annual total compensation for the median employee was $581,929, and the annual total compensation for our CEO was $218,636.

COMPENSATION OF DIRECTORS
The following table sets forth the cash and other compensation earned by or accrued to the members of the Board of Directors of the Company for all services in all capacities during the fiscal year ended December 31, 2022.

Director Compensation Table for Fiscal Year 2022

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($) (1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Larry Cains (2)	4,375	—	—	—	—	—	4,375
Terry J. Kryshak	5,000	—	—	—	—	—	5,000
Richard J. Lauria	625	—	—	—	—	—	625
Tamrha V. Mangelsen	625	—	—	—	—	—	625
Esther L. Nelson (2)	1,875	—	—	—	—	—	1,875
(1)  The amounts reported in this column reflect the dollar amount recognized for financial statement purposes for the fiscal year ended December 31, 2022.
(2)  Mr. Larry Cains resigned from the Board of Directors of the Company on October 13, 2022. Ms. Ester L. Nelson resigned from the Board of Directors of the Company on October 7, 2022.

Narrative to the Director Compensation Table
The table above reflects payments made to independent outside directors of the Company. Mr. Kurzrok and Mses. Hall, Lamnin and SeGuin, who were employees of Assurant and served as directors of the Company during 2022, received no additional compensation for their service as directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The Company has an Audit, Nominating and Compensation Committee (the “ANC Committee”) in accordance with New York law. The members of the ANC Committee are: Terry J. Kryshak, Richard J. Lauria and Tamrha V. Mangelsen. All members of the ANC Committee are independent outside directors. Each May, the ANC Committee meets with senior management of Assurant, who then present the compensation of the Company’s CEO to the ANC Committee for approval. Compensation decisions regarding all NEOs of the Company are made by senior management of Assurant.

No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions) of another entity, one of whose executive officers served as a director of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served as a director of the Company. No director of the Company had any relationship pursuant to which disclosure would be required under applicable rules of the SEC pertaining to the disclosure of transactions with related persons.

(M) SECURITY OWNERSHIP OF BENEFICIAL HOLDERS
Union Security Life Insurance Company of New York is a wholly-owned subsidiary of Assurant and does not have any other voting securities held by any entity or individual other than Assurant.

SECURITY OWNERSHIP OF MANAGEMENT
The following table provides information concerning the beneficial ownership of Common Stock of Assurant, the parent company of the Company, as of December 31, 2022 by the Company’s Chief Executive Officer, Chief Financial Officer, and the Company’s other one most highly compensated executive officer, each director, and all executive officers and directors as a group. As of December 31, 2022, Assurant had 52,830,381 outstanding shares of Common Stock. Except as otherwise indicated, all persons listed below have sole voting power and dispositive power with respect to their shares, except to the extent that authority is shared by their spouses, and have record and beneficial ownership of their shares.

Name of Beneficial Owner	Shares of Common Stock Owned Beneficially [1]	Percentage of Class
Paula M. SeGuin	5,168	*
Athanasios Bolovinos	200	*
Dawn Lamnin	8,938	*
Melissa J. T. Hall	2,113	*
Eric Kurzrok	1,880	*
Terry J. Kryshak	25	*
Richard J. Lauria	21,554	*
Tamrha ViAnn Mangelsen	—	*

All directors and executive officers as a group (8 persons)	39,878	*
*    Less than one percent of class.
1     Includes restricted stock units (“RSUs”) that that will vest and/or become payable on or within 60 days of December 31, 2022 in exchange for the following amounts of Common Stock as of December 31, 2022: For Ms. SeGuin, 162 share, all of which would be issuable upon retirement; Ms. Hall, 1,881 shares, all of which would be issuable upon retirement; for Mr. Bolovinos, 200 shares. RSUs that will vest on or within 60 days of December 31, 2022 in exchange for shares of Common Stock, for all directors and executive officers as a group, totaled 2,243 shares.
(N) TRANSACTIONS WITH RELATED PERSONS
The Company receives various services from Assurant and its affiliates. These services include assistance in corporate insurance, accounting, tax, auditing, investment, information technology, actuarial, property management and other administrative functions. The tax payment was $0.3 million for the year ended December 31, 2022. The net amounts paid for non-tax related services and obligations to Assurant and its affiliates for the year ended December 31, 2022 was $0.5 million.
Administrative expenses allocated for the Company may be greater or less than the expenses that would be incurred if the Company were operating as a separate company.

Review, Approval and Monitoring of Transactions with Related Persons
Assurant has adopted the Assurant, Inc. Related Person Transactions Policy and Procedure in order to provide written guidelines on the review, approval and monitoring of transactions involving related persons (generally, directors, executive officers and nominees for director of Assurant and their immediate family members, or stockholders owning five percent or greater of Assurant's outstanding Common Stock). The policy covers any related person transaction that meets the minimum threshold for disclosure under the relevant SEC rules (generally, transactions involving amounts exceeding $120,000 in which Assurant is or was to be a participant and in which a related person has a direct or indirect material interest).

Policy:
•Assurant's policy is to enter into related person transactions only when the Nominating Committee of the Board of Directors of Assurant (the "Assurant NCG") determines that such transaction is in, or is not inconsistent with, the interests of Assurant and its stockholders.
Procedures:
•Related persons must notify Assurant's law department in advance of any potential related person transaction. Assurant's law department also obtains information relating to potential related person transactions through various methods, including annual director and executive officer questionnaires and conflict of interest questionnaires.

•If the law department determines that the proposed transaction is a related person transaction and is not an ordinary course transaction, which have been pre-approved by the Assurant NCG (such as certain financial services, including insurance, provided by Assurant to a related person and investment management services provided to Assurant's employee benefit plans), it will submit the proposed transaction to the Assurant NCG for review at its next meeting. If it is not practicable to wait until then, the Assurant NCG may call a special meeting or the Chair of the Assurant NCG may consider the proposed transaction and report his or her decision at the next regularly scheduled Assurant NCG meeting.
•The Assurant NCG will review the facts of all such transactions, including the reasonable prior review for potential conflicts of interest by Assurant's law department, the benefits to Assurant, the extent of the related person’s interest in the transaction, any impact on a director’s independence or status as a “non-employee director” and the terms generally available to unrelated third parties under similar circumstances. Any transaction determined to be inconsistent with the interests of Assurant and its stockholders is prohibited. The Assurant NCG will then either approve or disapprove the entry into such transaction. If advance approval is not feasible, then the transaction will be considered and, if appropriate, ratified at the next Assurant NCG meeting.
•No director will participate in any discussion or approval of a transaction in which he or she is a related person.
•If a related person transaction is approved and will be ongoing, the Assurant NCG may establish guidelines for Assurant's management to follow in its ongoing dealings with the related person. Thereafter, the Assurant NCG, at least annually, will review and assess the ongoing transaction and determine whether or not it should be permitted to continue.

Director Independence
We are not a listed issuer and therefore are not subject to the listing requirements of any national securities exchange or inter-dealer quotation system. As a New York domiciled insurance company, we are subject to certain independence requirements under Section 1202 of the New York Insurance Law ("Section 1202"). Under Section 1202, our Board is required to have at least seven directors. In addition, one-third of the total directors must not be officers or employees of the Company or any entity controlling or under common control with the Company. The Company currently has seven directors. Three directors (Messrs. Kryshak and Lauria and Ms. Mangelsen) are not officers or employees of the Company, Assurant or any affiliates, and therefore meet the independence requirements under Section 1202.